PROSPECTUS - LEVEL 1

OCTOBER 2, 2006

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Read it carefully before investing, and keep it for future reference. Before you invest, please read this prospectus carefully, along with the accompanying prospectus for the funds, and keep it for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Variable investment accounts of the separate account which invest in the following funds are available for allocation of premium:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds	•	TIAA-CREF Institutional S&P 500 Index Fund
	• 2010 Fund	•	TIAA-CREF Institutional Mid-Cap Growth Index Fund
	• 2015 Fund	•	TIAA-CREF Institutional Mid-Cap Value Index Fund
	• 2020 Fund	•	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	• 2025 Fund	•	TIAA-CREF Institutional Small-Cap Growth Index Fund
	• 2030 Fund	•	TIAA-CREF Institutional Small-Cap Value Index Fund
	• 2035 Fund	•	TIAA-CREF Institutional Small-Cap Blend Index Fund
	• 2040 Fund	•	TIAA-CREF Institutional International Equity Index Fund
•	TIAA-CREF Institutional Growth & Income Fund	•	TIAA-CREF Institutional Social Choice Equity Fund
•	TIAA-CREF Institutional International Equity Fund	•	TIAA-CREF Institutional Real Estate Securities Fund
•	TIAA-CREF Institutional Large-Cap Value Fund	•	TIAA-CREF Institutional Bond Fund
•	TIAA-CREF Institutional Mid-Cap Growth Fund	•	TIAA-CREF Institutional Inflation-Linked Bond Fund
•	TIAA-CREF Institutional Mid-Cap Value Fund	•	TIAA-CREF Institutional Money Market Fund
•	TIAA-CREF Institutional Small-Cap Equity Fund	•	TIAA-CREF Institutional Large-Cap Growth Fund
•	TIAA-CREF Institutional Large-Cap Growth Index Fund	•	TIAA-CREF Institutional Bond Plus Fund II
•	TIAA-CREF Institutional Large-Cap Value Index Fund	•	TIAA-CREF Institutional Short-Term Bond Fund II
•	TIAA-CREF Institutional Equity Index Fund	•	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:
		•	American Funds Washington Mutual Investors (Class R-5)
		•	American Funds EuroPacific Growth Fund (Class R-5)
		•	Western Asset Core Plus Bond Fund (Institutional Class)
		•	T. Rowe Price Institutional Large-Cap Growth Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated October 2, 2006. You can request these documents by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, which affect contract values and subaccount returns, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

  RA (Retirement Annuity)
  GRA (Group Retirement Annuity)
  SRA (Supplemental Retirement Annuity)
  GSRA (Group Supplemental Retirement Annuity)
  Retirement Choice and Retirement Choice Plus Annuity
  GA (Group Annuity) and Institutionally-Owned GSRAs

You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. We do not guarantee the investment performance of the separate account, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Special terms	4	How to transfer and withdraw
		your money	26
Summary	5
		Systematic transfers and
What is this product?	5	withdrawals	26

What expenses must I pay		How to make transfers	26
under the contract?	7
		Transfers to and from other
How do I purchase a contract?	12	TIAA-CREF accounts	27

Can I cancel my contract?	12	Transfers to other companies	27

Can I transfer among the		Transfers from other
investment options or make		companies/plans	27
cash withdrawals from
the contract?	12	Withdrawing cash	28

What are my options for		Systematic withdrawals to
receiving annuity payments		pay financial advisor fees	28
under the contract?	12
		Withdrawals to pay plan charges	28
What death benefits are
available under the contract?	13	Market timing/excessive
		trading policy	29
Teachers Insurance and Annuity
Assocaition of America	13	Receiving Annuity Income	30

The Separate Account	13	The annuity period in general	30

Adding, Closing, or Substituting		Annuity starting date	31
Portfolios	14
		Income options	32
Changes to the Contract	14
		Transfers during the annuity period	33
Voting Rights	15
		Annuity payments	34
Your Investment Options	15
		Death benefits	35
Investment Objectives of Underlying
Mutual Funds	15	Payment of the death benefit	35

The Investment Advisors	20	Naming your beneficiary	36

The Broker-Dealer	20	Methods of payment	36

The annuity contracts	21	Payments after the death of
		a beneficiary	38
Starting out	22
		Spouse’s rights to benefits	38
Important information about
procedures for opening a		Waiver of spouse’s rights	39
new account	24
		Charges	39
Accumulation Units	24
		Separate account charges	39
Determining the value of your
contract—investment accounts	24	Other charges and expenses	40

To change your investment		Taxes	40
allocations	25
		Additional information	42
If you need to cancel	25
		Table of contents for the Statement
		of Additional Information	44

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

     Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

     The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or another unaffiliated fund provider.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and other CREF Accounts.

4 | Prospectus TIAA Access

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

     Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

     It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. You may allocate your premiums among 37 investment accounts of the separate account that invests in the following funds: The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

  TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)
  TIAA-CREF Institutional Growth & Income Fund
  TIAA-CREF Institutional International Equity Fund
  TIAA-CREF Institutional Large-Cap Value Fund
  TIAA-CREF Institutional Mid-Cap Growth Fund
  TIAA-CREF Institutional Mid-Cap Value Fund
  TIAA-CREF Institutional Small-Cap Equity Fund
  TIAA-CREF Institutional Large-Cap Growth Index Fund
  TIAA-CREF Institutional Large-Cap Value Index Fund
  TIAA-CREF Institutional Equity Index Fund
  TIAA-CREF Institutional S&P 500 Index Fund
  TIAA-CREF Institutional Mid-Cap Growth Index Fund
  TIAA-CREF Institutional Mid-Cap Value Index Fund

TIAA Access Prospectus | 5

  TIAA-CREF Institutional Mid-Cap Blend Index Fund
  TIAA-CREF Institutional Small-Cap Growth Index Fund
  TIAA-CREF Institutional Small-Cap Value Index Fund
  TIAA-CREF Institutional Small-Cap Blend Index Fund
  TIAA-CREF Institutional International Equity Index Fund
  TIAA-CREF Institutional Social Choice Equity Fund
  TIAA-CREF Institutional Real Estate Securities Fund
  TIAA-CREF Institutional Bond Fund
  TIAA-CREF Institutional Inflation-Linked Bond Fund
  TIAA-CREF Institutional Money Market Fund
  TIAA-CREF Institutional Large-Cap Growth Fund
  TIAA-CREF Institutional Bond Plus Fund II
  TIAA-CREF Institutional Short-Term Bond Fund II
  TIAA-CREF Institutional High-Yield Fund II

     The following non-TIAA-CREF Funds:

  American Funds Washington Mutual Investors Fund (Class R-5)
  American Funds EuroPacific Growth Fund (Class R-5)
  Western Asset Core Plus Bond Fund (Institutional Class)
  T. Rowe Price Institutional Large-Cap Growth Fund

     TIAA reserves the right to change the Funds available in the future.

     You may also allocate your premiums under the contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, as permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can remit premiums to the contract if it is available under the terms of your employer’s plan and it has been approved by the state insurance department with jurisdiction over your contract. Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

6 | Prospectus TIAA Access

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

     The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

CONTRACTOWNER TRANSACTION EXPENSES
	Maximum	Current
	Fees	Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None

Surrender charge (as a percentage of premiums or amount
surrendered, as applicable)	None	None

Transfer fee*	None	None

Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

     This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%

Administrative expense charge	1.50%	0.15%

Total separate account annual charges	2.00%	0.22%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)
	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%

Administrative expense charge	1.50%	0.29%

Total separate account annual charges	2.00%	0.36%

TIAA Access Prospectus | 7

     The following table shows the total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the Funds for the most recently ended fiscal year. The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2005; most recently ended fiscal year for the American Funds Washington Mutual Investors (Class R-5) is April 30, 2006; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2006; most recently ended fiscal year for the Western Asset Core Plus Bond Fund (Institutional Class) is March 31, 2006; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2005. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
	Expenses	Expenses
Total Annual Fund Operating Expenses that are deducted from Fund
assets, including management fees and other expenses*	0.08%	0.82%

Net Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration
dates for contractual waivers is April 30, 2007 to April 30, 2010.)*	0.08%	0.60%
* Including the expenses of the underlying funds with respect to the Lifecycle Funds.

8 | Prospectus TIAA Access

     The following table lists the annual expenses for each Fund’s most recently ended fiscal year, as a percentage of each Fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND
				Total
	Management			Annual	Expense	Net Annual
	(investment			Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.46%	0.56%	0.21%	0.35%
• 2015 Fund	0.10%	—	0.48%	0.58%	0.21%	0.37%
• 2020 Fund	0.10%	—	0.51%	0.61%	0.24%	0.37%
• 2025 Fund	0.10%	—	0.54%	0.64%	0.27%	0.37%
• 2030 Fund	0.10%	—	0.57%	0.67%	0.30%	0.37%
• 2035 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
• 2040 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
TIAA-CREF Institutional
Growth & Income Fund[2,8]*	0.45%	—	0.07%	0.52%	0.39%	0.13%
TIAA-CREF Institutional
International Equity Fund[3]*	0.50%	—	0.12%	0.62%	0.02%	0.60%
TIAA-CREF Institutional
Large-Cap Value Fund[2]*	0.45%	—	0.06%	0.51%	0.01%	0.50%
TIAA-CREF Institutional
Mid-Cap Growth Fund[4]*	0.48%	—	0.11%	0.59%	0.04%	0.55%
TIAA-CREF Institutional
Mid-Cap Value Fund[4]*	0.48%	—	0.09%	0.57%	0.02%	0.55%
TIAA-CREF Institutional
Small-Cap Equity Fund[4]*	0.48%	—	0.07%	0.55%	—	0.55%
TIAA-CREF Institutional
Large-Cap Growth Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
Large-Cap Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
Equity Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional S&P 500
Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%

1
Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees. In addition, Teachers Advisors has contracted to reimburse the Funds for all their direct expenses through September 30, 2007. In addition to the waivers and reimbursements that are described above, Teachers Advisors has agreed to reimburse the underlying funds through September 30, 2007, for certain expenses (which do not include Management Fees) that would cause their Other Expenses to exceed certain specified percentages.

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. Each Lifecycle Fund has its own expenses and bears its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the Management Fee. The figures shown for Other Expenses (which do not include Management Fees) are comprised of the Other Expenses of both the Lifecycle Funds and the pro rata portion of the underlying funds’ expenses. Additionally, the Lifecycle Funds Other Expenses are based on estimates for the current fiscal year. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Lifecycle Funds.

TIAA Access Prospectus | 9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)
				Total
Management				Annual	Expense	Net Annual
(investment				Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
TIAA-CREF Institutional Mid-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%
TIAA-CREF Institutional Small-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
International Equity Index Fund[6]*	0.04%	—	0.11%	0.15%	—	0.15%
TIAA-CREF Institutional Social
Choice Equity Fund[2]*	0.15%	—	0.06%	0.21%	0.01%	0.20%
TIAA-CREF Institutional Real
Estate Securities Fund[2]*	0.50%	—	0.08%	0.58%	0.03%	0.55%
TIAA-CREF Institutional
Bond Fund[2]*	0.30%	—	0.06%	0.36%	0.01%	0.35%
TIAA-CREF Institutional
Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	0.35%	—	0.35%
TIAA-CREF Institutional Money
Market Fund[2]*	0.10%	—	0.05%	0.15%	—	0.15%
TIAA-CREF Institutional
Large-Cap Growth Fund[2,7]*	0.45%	—	0.37%	0.82%	0.69%	0.13%
TIAA-CREF Institutional Bond
Plus Fund II2*	0.30%	—	0.23%	0.53%	0.18%	0.35%
TIAA-CREF Institutional
Short-Term Bond Fund II2*	0.25%	—	0.13%	0.38%	0.08%	0.30%
TIAA-CREF Institutional
High-Yield Fund II2*	0.35%	—	0.10%	0.45%	0.05%	0.40%
American Funds Washington
Mutual Investors (Class R-5)[9]	0.26%	—	0.12%	0.38%	—	0.38%
American Funds EuroPacific
Growth Fund (Class R-5)[9]	0.43%	—	0.15%	0.58%	—	0.58%
Western Asset Core Plus Bond
Fund (Institutional Class)	0.41%	—	0.04%	0.45%	—	0.45%
T. Rowe Price Institutional
Large-Cap Growth Fund[10]	0.55%	—	0.19%	0.74%	0.16%	0.58%

2
Teachers Advisors has contractually agreed to reimburse these Funds for such Other Expenses that exceed, on an annual basis 0.05% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

10 | Prospectus TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

3
Teachers Advisors has contractually agreed to reimburse the Fund for such Other Expenses that exceed, on an annual basis 0.10% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

4
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.07% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

5
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.04% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

6
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.11% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

7
Along with the agreement to limit Other Expenses, Teachers Advisors, Inc. has also agreed to waive a portion of its Management Fee for the Institutional Large-Cap Growth Fund equal to, on an annual basis, 0.37% . This waiver is contractual and will remain in effect through September 30, 2007.

8
Along with the agreement to limit Other Expenses,Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund that exceeds 0.08% of average daily net assets through at least September 30, 2007.

9
Fund management began waiving 5% of management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and are expected to continue at this level until further review. Total Annual Fund Operating Expenses do not reflect any waivers or reimbursement.

10
Effective August 31, 2005,T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the fund’s expense ratio is below 0.58% . However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund. The Fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

*
Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the fiscal year ended September 30, 2005.

    The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

     This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize, or remain invested in
the contract at the end of the applicable time period:	$108	$336	$582	$1288

TIAA Access Prospectus | 11

     The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges,” below.

     Because the contracts were not offered for sale prior to October 2, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives, we’ll transfer the appropriate amounts to the accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

     Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contracts up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

     Yes, you may transfer among investment options. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

     Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

     Currently, you may not annuitize from any of your separate account investment. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31,

12 | Prospectus TIAA Access

2007. Such variable annuities will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

     If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

     TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service and AAA from Standard and Poor’s.

     TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion; the combined assets for TIAA and CREF totaled approximately $354.3 billion (although CREF does not stand behind TIAA’s guarantees).

THE SEPARATE ACCOUNT

     Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York

TIAA Access Prospectus | 13

Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

     Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

     Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

     The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

     In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

     We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

14 | Prospectus TIAA Access

law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

     The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. TIAA may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

     The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

     The separate account is designed to invest in the mutual funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

     Many of the underlying mutual funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the contract have names similar to Funds not available through the contract. The performance of a Fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING MUTUAL FUNDS

     The separate account will hold shares in the following mutual funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA Access Prospectus | 15

TIAA-CREF Lifecycle Funds

     • 2010 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 47% of its assets to equity funds and 53% to fixed-income funds.

     • 2015 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 54% of its assets to equity funds and 46% to fixed-income funds.

     • 2020 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 59% of its assets to equity funds and 41% to fixed-income funds.

     • 2025 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 64% of its assets to equity funds and 36% to fixed-income funds.

     • 2030 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 69% of its assets to equity funds and 31% to fixed-income funds.

     • 2035 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 74% of its assets to equity funds and 26% to fixed-income funds.

     • 2040 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 79% of its assets to equity funds and 21% to fixed-income funds.

TIAA-CREF Institutional Growth & Income Fund

     The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

16 | Prospectus TIAA Access

TIAA-CREF Institutional Large-Cap Value Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies based on the Russell 1000® Growth Index.

TIAA-CREF Institutional Large-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing in a portfolio of equity securities based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of medium size domestic growth companies based on the Russell Midcap® Growth Index.

TIAA Access Prospectus | 17

TIAA-CREF Institutional Mid-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional International Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

     The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

     The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

     The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

18 | Prospectus TIAA Access

TIAA-CREF Institutional Inflation-Linked Bond Fund

     The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Institutional Money Market Fund

     The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

     The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

     The Fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

TIAA-CREF Institutional Short-Term Bond Fund II

The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

     The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)

     The Fund seeks to provide current income and the opportunity for growth of principal consistent with sound common-stock investing.

American Funds EuroPacific Growth Fund (Class R-5)

     The Fund seeks to provide long term growth of capital by investing in companies based outside the United States.

Western Asset Core Plus Bond Fund (Institutional Class)

     The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

     The Fund seeks long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies.

TIAA Access Prospectus | 19

Additional investment information and options

     All assets of the investment accounts will be allocated to the Funds at net asset value. The investment results of the Funds will determine the value of the variable annuity contracts.

     You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

THE INVESTMENT ADVISORS

     Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the Funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund (Class R-5) and American Funds Washington Mutual Investors Fund (Class R-5). T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large Cap Growth Fund. Western Asset Management Company (“Western”) manages the assets of the Western Asset Core Plus Bond Fund (Institutional Class). Advisors, Capital, T. Rowe, and Western are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

THE BROKER-DEALER

     TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

     Certain payments we receive with regard to underlying mutual funds

     We (and our affiliates) receive payments, which may be significant, from the investment adviser (or affiliates thereof) of the underlying mutual funds for administrative and other services related to separate account operations. This compensation is paid out of the adviser’s (or affiliate’s) own resources and not out of fund assets, and thus does not decrease the underlying mutual funds’ investment returns. The amount of this compensation is based on a percentage of the assets of the particular underlying mutual funds attributable to the contract. These percentages differ, and some advisers (or affiliates) may pay more than others. Currently, we receive administrative service payments ranging from 0% to .004%.

     Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary underlying mutual funds because our affiliates receive compensation from the underlying mutual funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary underlying mutual funds than nonproprietary underlying mutual funds.

20 | Prospectus TIAA Access

THE ANNUITY CONTRACTS

     We offer the following types of contracts:

     RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

  Depending on the terms of your employer’s plan, RA, and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.
  GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity: These are for voluntary tax-deferred annuity (TDA) plans.

  SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

  Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

     GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

  Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

TIAA Access Prospectus | 21

     State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

     Tax Deferral. You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase the contract in a tax-qualified plan.

     Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will generally invest the money in the default investment option determined by your employer until we receive your form. (Some employer plans may, however, require that we send such premiums back to the employer.) When the completed form arrives, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form.

     If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

     Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your

22 | Prospectus TIAA Access

contract as direct rollovers under the IRC may be limited by the terms of your employer plan.

     We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any twelve-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

     In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

     You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. You may also allocate premiums to the CREF variable annuity accounts, and, in some cases, certain mutual funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

     You can change your allocation choices for future premiums by writing to our home office
  using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org or calling our Automated Telephone Service (24 hours a day) at 800 842-2252

     If you allocate premiums to an investment account, they purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to us. Your employer plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

TIAA Access Prospectus | 23

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

     What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

     In certain circumstances, we may be required to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

     The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

     We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying fund, though the accumulation unit value also reflects expense deductions from assets by TIAA. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

24 | Prospectus TIAA Access

     An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

     An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the shares in the investment account as of the
close of the valuation day (net asset value times number
of shares owned) excluding the net effect of
contractowners’ transactions (i.e., premiums received,
benefits paid, and transfers to and from the investment
account) made during that day; plus
		(ii):	investment income and capital gains distributed to the
investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting
from the operation of the investment account since the
previous valuation day.
(b)	equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’
transactions.

     Number of Accumulation Units. The number of your accumulation units in an investment account under your contract will be increased by:

  any premiums you allocate to that investment account; and
  any transfers you make to that investment account.

     The number of your accumulation units in an investment account under your contract will be decreased by:

  the application of any accumulations to provide any form of benefit; and
  any transfers from your account accumulation in that investment account to the fixed account or another investment account.

     The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

     To make a change to your investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers,” below.

IF YOU NEED TO CANCEL

     Generally, you may cancel any RA, SRA, or GSRA contracts issued up to 30 days after you receive it unless we have begun making annuity payments from it.

TIAA Access Prospectus | 25

To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

     Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of you contract, as set forth below. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. Transfers and cash withdrawals are currently free.

     Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants.(See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

     If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS

     To request a transfer or to withdraw cash:

  write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206 call us at 800 842-2252 or
  for internal transfers, using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org

     You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

     There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

26 | Prospectus TIAA Access

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

     You can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to mutual funds offered under the terms of your plan. Transfers to CREF accounts or to certain other options may be restricted by your employer’s plan. We reserve the right to limit these transfers to once per quarter per investment account.

     You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the mutual funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

     Accumulation that is transferred to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

     Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

     Generally you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA, or GRA, contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

     Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

     Subject to your employer’s plan, you can usually transfer or rollover money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also rollover before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

TIAA Access Prospectus | 27

WITHDRAWING CASH

     You may withdraw cash from your SRA or, GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10 percent penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

     Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

     You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

     One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

     We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

     There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

28 | Prospectus TIAA Access

MARKET TIMING/EXCESSIVE TRADING POLICY

     There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all annuitants. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

     We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

     In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

     Currently, the investment accounts corresponding to the following funds are subject to these restrictions: the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

     To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the Separate Account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is

TIAA Access Prospectus | 29

possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

     We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

     To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate accounts. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

     Redemption Fees. The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

     Currently, you may not annuitize from any of your separate account investment. We intend that no later than December 31, 2007 you will be able to annuitize and receive an income stream from all or part of your separate account investment account accumulations. Participants in these accounts that wish to elect annuity income before this feature is added will have to transfer their assets from this separate account into either TIAA Traditional, TIAA Real Estate, or one of the CREF Variable Annuities (TIAA Real Estate and the CREF Variable Annuities are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2726) Unless you opt for a lifetime annuity,

30 | Prospectus TIAA Access

generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10 percent early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the Internal Revenue Code, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your separate
account investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your separate
account investment account accumulations
no later than December 31, 2007.

     Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

     Usually income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

     Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

     There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

     Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you’ve picked. If something’s missing, we’ll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we

TIAA Access Prospectus | 31

process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we were to receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we were to receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

     Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus contract. Ordinarily you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

     All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment account. The current options are:

  One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so that it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)
  Annuity for a Fixed Period: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)
  Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.
  Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code minimum distribution requirements. (Some employer plans allow you to elect this option earlier — contact TIAA for more information.) The option pays an

32 | Prospectus TIAA Access

  amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

     You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This pay-out annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

     For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

     Receiving Lump Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10 percent of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100 percent) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

     If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s traditional annuity. If you’re married, we may assume for you a survivor annuity with half-benefit to annuity partner with a 10-Year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s traditional annuity.

TRANSFERS DURING THE ANNUITY PERIOD

     After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s traditional annuity, or the Real Estate Account or (ii) from a CREF account into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

TIAA Access Prospectus | 33

     We’ll process your transfer on the business day we receive your request. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

     The amount of annuity payments we pay you or your beneficiary (annuitant) will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

     Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

     Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

     Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the Account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

     The annuity factor will reflect interest assumed at the effective annual rate of 4 percent, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Annuitants bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality

34 | Prospectus TIAA Access

assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

     The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that income change method under your contract.

     Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. In general, your payments will increase if the performance of the Account is greater than 4 percent and decrease if the value is less than 4 percent. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the Account will earn the 4 percent assumed investment return in the future.

     The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

     For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

     For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

     TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

     If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

TIAA Access Prospectus | 35

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

     Payment under the single-sum payment method will be made as of the date we receive these items; payment under any other method of payment will start no later than the first day of the month after we have received these items.

     Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

     Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

     You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

     The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

     The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

     If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

     Methods of payment are the ways in which your beneficiary may receive the death benefit. The single-sum payment methods are available from your Traditional Annuity and investment account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment

36 | Prospectus TIAA Access

available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

     You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

     A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

     Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

     The following are the methods of payment:

     Single-sum payment. The death benefit will be paid to your beneficiary in one sum.

     One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

     Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than 2 nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

     Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one

TIAA Access Prospectus | 37

sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

     The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	if the method chosen is the one-life annuity or the minimum distribution annuity, the age of your beneficiary.

     If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

     Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

     If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

     If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

     If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits,

38 | Prospectus TIAA Access

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

  Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.
  Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

     Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

     If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

     In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

     Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

     We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for

TIAA Access Prospectus | 39

total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 2.00% of net assets of each investment account annually for accumulating contracts. The total separate account charges for payout annuities will not exceed 2.00% of net assets of each investment account annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

     Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations.

     Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

     TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

     Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

     If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

     Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisers are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

     No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

     This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

     This Contract may be purchased only in connection with a tax qualified retirement plan under Internal Revenue Code Section 401(a), 403(a), 403(b),

40 | Prospectus TIAA Access

414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

     During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

     Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $15,000 per year ($20,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,000 per year in a 403(b) plan ($23,000 per year if you are age 50 or older).

     The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2006 is the lesser of $15,000 ($20,000 if you are ago 50 or older) or 100% of “includable compensation” (as defined by law).

     Note that the dollar amounts listed above are for 2006; different dollar limits may apply in future years.

     Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

     Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

TIAA Access Prospectus | 41

     Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

     For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

     Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

  the payment is for expenses that are ordinary and necessary;
  the payment is made from a Section 401 or 403 retirement plan;
  your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and
  once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

     Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

     Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

     Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling

42 | Prospectus TIAA Access

us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

     To use the ATS, you need a touch-tone telephone. The toll free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

     We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

     Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

     Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

     Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

     Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

     Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

     Distribution: The distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (“NASD”). Services is a subsidiary of TIAA. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts.

     Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

TIAA Access Prospectus | 43

Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

44 | Prospectus TIAA Access

How to reach us

TIAA-CREF website
Account performance, personal account information and
transactions, product descriptions, and information about
investment choices and income options
www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances,
change allocations, transfer funds and verify credited
premiums
800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and
payments, and tax reporting
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and
life insurance
800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

For hearing- or speech-impaired participants
800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate
planning, planned giving and endowment management
888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

©2006 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	A11261 10/06

PROSPECTUS - LEVEL 2

OCTOBER 2, 2006

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Read it carefully before investing, and keep it for future reference. Before you invest, please read this prospectus carefully, along with the accompanying prospectus for the funds, and keep it for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Variable investment accounts of the separate account which invest in the following funds are available for allocation of premium:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds	•	TIAA-CREF Institutional S&P 500 Index Fund
	• 2010 Fund	•	TIAA-CREF Institutional Mid-Cap Growth Index Fund
	• 2015 Fund	•	TIAA-CREF Institutional Mid-Cap Value Index Fund
	• 2020 Fund	•	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	• 2025 Fund	•	TIAA-CREF Institutional Small-Cap Growth Index Fund
	• 2030 Fund	•	TIAA-CREF Institutional Small-Cap Value Index Fund
	• 2035 Fund	•	TIAA-CREF Institutional Small-Cap Blend Index Fund
	• 2040 Fund	•	TIAA-CREF Institutional International Equity Index Fund
•	TIAA-CREF Institutional Growth & Income Fund	•	TIAA-CREF Institutional Social Choice Equity Fund
•	TIAA-CREF Institutional International Equity Fund	•	TIAA-CREF Institutional Real Estate Securities Fund
•	TIAA-CREF Institutional Large-Cap Value Fund	•	TIAA-CREF Institutional Bond Fund
•	TIAA-CREF Institutional Mid-Cap Growth Fund	•	TIAA-CREF Institutional Inflation-Linked Bond Fund
•	TIAA-CREF Institutional Mid-Cap Value Fund	•	TIAA-CREF Institutional Money Market Fund
•	TIAA-CREF Institutional Small-Cap Equity Fund	•	TIAA-CREF Institutional Large-Cap Growth Fund
•	TIAA-CREF Institutional Large-Cap Growth Index Fund	•	TIAA-CREF Institutional Bond Plus Fund II
•	TIAA-CREF Institutional Large-Cap Value Index Fund	•	TIAA-CREF Institutional Short-Term Bond Fund II
•	TIAA-CREF Institutional Equity Index Fund	•	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:
		•	American Funds Washington Mutual Investors (Class R-5)
		•	American Funds EuroPacific Growth Fund (Class R-5)
		•	Western Asset Core Plus Bond Fund (Institutional Class)
		•	T. Rowe Price Institutional Large-Cap Growth Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated October 2, 2006. You can request these documents by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, which affect contract values and subaccount returns, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

  RA (Retirement Annuity)
  GRA (Group Retirement Annuity)
  SRA (Supplemental Retirement Annuity)
  GSRA (Group Supplemental Retirement Annuity)
  Retirement Choice and Retirement Choice Plus Annuity
  GA (Group Annuity) and Institutionally-Owned GSRAs

You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. We do not guarantee the investment performance of the separate account, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Special terms	4	How to transfer and withdraw
		your money	27
Summary	5
		Systematic transfers and
What is this product?	5	withdrawals	27

What expenses must I pay		How to make transfers	27
under the contract?	6
		Transfers to and from other
How do I purchase a contract?	12	TIAA-CREF accounts	28

Can I cancel my contract?	12	Transfers to other companies	28

Can I transfer among the		Transfers from other
investment options or make		companies/plans	28
cash withdrawals from
the contract?	12	Withdrawing cash	29

What are my options for		Systematic withdrawals to
receiving annuity payments		pay financial advisor fees	29
under the contract?	12
		Withdrawals to pay plan charges	29
What death benefits are
available under the contract?	13	Market timing/excessive
		trading policy	30
Teachers Insurance and
Annuity Association of America	13	Receiving Annuity Income	31

The Separate Account	13	The annuity period in general	31

Adding, closing, or substituting		Annuity starting date	32
portfolios	14
		Income options	33
Changes to the contract	14
		Transfers during the annuity period	34
Voting rights	15
		Annuity payments	35
Your Investment Options	15
		Death benefits	36
Investment Objectives of Underlying
Mutual Funds	16	Payment of the death benefit	36

The Investment Advisors	20	Naming your beneficiary	37

The Broker-Dealer	20	Methods of payment	37

The annuity contracts	22	Payments after the death of
		a beneficiary	39
Starting Out	23
		Spouse’s Rights to Benefits	39
Important information about
procedures for opening a		Waiver of spouse’s rights	40
New account	25
		Charges	40
Accumulation units	25
		Separate account charges	40
Determining the value of your
contract—investment accounts	25	Other charges and expenses	41

To change your investment		Taxes	41
allocations	26
		Additional information	43
If you need to cancel	26
		Table of contents for the Statement
		of Additional Information	45

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

     Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

     The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or another unaffiliated fund provider.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and other CREF Accounts.

4 | Prospectus TIAA Access

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

     Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

     It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. You may allocate your premiums among 37 investment accounts of the separate account that invests in the following funds: The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

  TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)
  TIAA-CREF Institutional Growth & Income Fund
  TIAA-CREF Institutional International Equity Fund
  TIAA-CREF Institutional Large-Cap Value Fund
  TIAA-CREF Institutional Mid-Cap Growth Fund
  TIAA-CREF Institutional Mid-Cap Value Fund
  TIAA-CREF Institutional Small-Cap Equity Fund
  TIAA-CREF Institutional Large-Cap Growth Index Fund
  TIAA-CREF Institutional Large-Cap Value Index Fund
  TIAA-CREF Institutional Equity Index Fund
  TIAA-CREF Institutional S&P 500 Index Fund
  TIAA-CREF Institutional Mid-Cap Growth Index Fund
  TIAA-CREF Institutional Mid-Cap Value Index Fund

TIAA Access Prospectus | 5

  TIAA-CREF Institutional Mid-Cap Blend Index Fund
  TIAA-CREF Institutional Small-Cap Growth Index Fund
  TIAA-CREF Institutional Small-Cap Value Index Fund
  TIAA-CREF Institutional Small-Cap Blend Index Fund
  TIAA-CREF Institutional International Equity Index Fund
  TIAA-CREF Institutional Social Choice Equity Fund
  TIAA-CREF Institutional Real Estate Securities Fund
  TIAA-CREF Institutional Bond Fund
  TIAA-CREF Institutional Inflation-Linked Bond Fund
  TIAA-CREF Institutional Money Market Fund
  TIAA-CREF Institutional Large-Cap Growth Fund
  TIAA-CREF Institutional Bond Plus Fund II
  TIAA-CREF Institutional Short-Term Bond Fund II
  TIAA-CREF Institutional High-Yield Fund II

     The following non-TIAA-CREF Funds:

  American Funds Washington Mutual Investors Fund (Class R-5)
  American Funds EuroPacific Growth Fund (Class R-5)
  Western Asset Core Plus Bond Fund (Institutional Class)
  T. Rowe Price Institutional Large-Cap Growth Fund

     TIAA reserves the right to change the Funds available in the future.

     You may also allocate your premiums under the contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, as permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can remit premiums to the contract if it is available under the terms of your employer’s plan and it has been approved by the state insurance department with jurisdiction over your contract. Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

     The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

6 | Prospectus TIAA Access

CONTRACTOWNER TRANSACTION EXPENSES
	Maximum	Current
	Fees	Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None

Surrender charge (as a percentage of premiums or amount
surrendered, as applicable)	None	None

Transfer fee*	None	None

Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

     This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%

Administrative expense charge	1.50%	0.25%

Total separate account annual charges	2.00%	0.32%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)
	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%

Administrative expense charge	1.50%	0.29%

Total separate account annual charges	2.00%	0.36%

     The following table shows the total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the Funds for the most recently ended fiscal year. The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2005; most recently ended fiscal year for the American Funds Washington Mutual Investors (Class R-5) is April 30, 2006; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2006; most recently ended fiscal year for the Western Asset Core Plus Bond Fund (Institutional Class) is March 31, 2006; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2005. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TIAA Access Prospectus | 7

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
	Expenses	Expenses
Total Annual Fund Operating Expenses that are deducted from Fund
assets, including management fees and other expenses*	0.08%	0.82%

Net Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration
dates for contractual waivers is April 30, 2007 to April 30, 2010.)*	0.08%	0.60%
* Including the expenses of the underlying funds with respect to the Lifecycle Funds.

8 | Prospectus TIAA Access

     The following table lists the annual expenses for each Fund’s most recently ended fiscal year, as a percentage of each Fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND
				Total
	Management			Annual	Expense	Net Annual
	(investment			Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.46%	0.56%	0.21%	0.35%
• 2015 Fund	0.10%	—	0.48%	0.58%	0.21%	0.37%
• 2020 Fund	0.10%	—	0.51%	0.61%	0.24%	0.37%
• 2025 Fund	0.10%	—	0.54%	0.64%	0.27%	0.37%
• 2030 Fund	0.10%	—	0.57%	0.67%	0.30%	0.37%
• 2035 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
• 2040 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
TIAA-CREF Institutional
Growth & Income Fund[2,8]*	0.45%	—	0.07%	0.52%	0.39%	0.13%
TIAA-CREF Institutional
International Equity Fund[3]*	0.50%	—	0.12%	0.62%	0.02%	0.60%
TIAA-CREF Institutional
Large-Cap Value Fund[2]*	0.45%	—	0.06%	0.51%	0.01%	0.50%
TIAA-CREF Institutional
Mid-Cap Growth Fund[4]*	0.48%	—	0.11%	0.59%	0.04%	0.55%
TIAA-CREF Institutional
Mid-Cap Value Fund[4]*	0.48%	—	0.09%	0.57%	0.02%	0.55%
TIAA-CREF Institutional
Small-Cap Equity Fund[4]*	0.48%	—	0.07%	0.55%	—	0.55%
TIAA-CREF Institutional
Large-Cap Growth Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
Large-Cap Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
Equity Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional S&P 500
Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%

1
Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees. In addition, Teachers Advisors has contracted to reimburse the Funds for all their direct expenses through September 30, 2007. In addition to the waivers and reimbursements that are described above, Teachers Advisors has agreed to reimburse the underlying funds through September 30, 2007, for certain expenses (which do not include Management Fees) that would cause their Other Expenses to exceed certain specified percentages.

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. Each Lifecycle Fund has its own expenses and bears its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the Management Fee. The figures shown for Other Expenses (which do not include Management Fees) are comprised of the Other Expenses of both the Lifecycle Funds and the pro rata portion of the underlying funds’ expenses. Additionally, the Lifecycle Funds Other Expenses are based on estimates for the current fiscal year. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Lifecycle Funds.

TIAA Access Prospectus | 9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)
				Total
Management				Annual	Expense	Net Annual
(investment				Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
TIAA-CREF Institutional Mid-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%
TIAA-CREF Institutional Small-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
International Equity Index Fund[6]*	0.04%	—	0.11%	0.15%	—	0.15%
TIAA-CREF Institutional Social
Choice Equity Fund[2]*	0.15%	—	0.06%	0.21%	0.01%	0.20%
TIAA-CREF Institutional Real
Estate Securities Fund[2]*	0.50%	—	0.08%	0.58%	0.03%	0.55%
TIAA-CREF Institutional
Bond Fund[2]*	0.30%	—	0.06%	0.36%	0.01%	0.35%
TIAA-CREF Institutional
Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	0.35%	—	0.35%
TIAA-CREF Institutional Money
Market Fund[2]*	0.10%	—	0.05%	0.15%	—	0.15%
TIAA-CREF Institutional
Large-Cap Growth Fund[2,7]*	0.45%	—	0.37%	0.82%	0.69%	0.13%
TIAA-CREF Institutional Bond
Plus Fund II2*	0.30%	—	0.23%	0.53%	0.18%	0.35%
TIAA-CREF Institutional
Short-Term Bond Fund II2*	0.25%	—	0.13%	0.38%	0.08%	0.30%
TIAA-CREF Institutional
High-Yield Fund II2*	0.35%	—	0.10%	0.45%	0.05%	0.40%
American Funds Washington
Mutual Investors (Class R-5)[9]	0.26%	—	0.12%	0.38%	—	0.38%
American Funds EuroPacific
Growth Fund (Class R-5)[9]	0.43%	—	0.15%	0.58%	—	0.58%
Western Asset Core Plus Bond
Fund (Institutional Class)	0.41%	—	0.04%	0.45%	—	0.45%
T. Rowe Price Institutional
Large-Cap Growth Fund[10]	0.55%	—	0.19%	0.74%	0.16%	0.58%

2
Teachers Advisors has contractually agreed to reimburse these Funds for such Other Expenses that exceed, on an annual basis 0.05% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

10 | Prospectus TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

3
Teachers Advisors has contractually agreed to reimburse the Fund for such Other Expenses that exceed, on an annual basis 0.10% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

4
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.07% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

5
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.04% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

6
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.11% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

7
Along with the agreement to limit Other Expenses, Teachers Advisors, Inc. has also agreed to waive a portion of its Management Fee for the Institutional Large-Cap Growth Fund equal to, on an annual basis, 0.37% . This waiver is contractual and will remain in effect through September 30, 2007.

8
Along with the agreement to limit Other Expenses,Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund that exceeds 0.08% of average daily net assets through at least September 30, 2007.

9
Fund management began waiving 5% of management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and are expected to continue at this level until further review. Total Annual Fund Operating Expenses do not reflect any waivers or reimbursement.

10
Effective August 31, 2005,T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the fund’s expense ratio is below 0.58% . However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund. The Fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

*
Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the fiscal year ended September 30, 2005.

   The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

     This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize, or remain invested in
the contract at the end of the applicable time period:	$118	$367	$636	$1404

TIAA Access Prospectus | 11

     The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges,” below.

     Because the contracts were not offered for sale prior to October 2, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives, we’ll transfer the appropriate amounts to the accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

     Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contracts up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

     Yes, you may transfer among investment options. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

     Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

     Currently, you may not annuitize from any of your separate account investment. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31,

12 | Prospectus TIAA Access

2007. Such variable annuities will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

     If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

     TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service and AAA from Standard and Poor’s.

     TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion; the combined assets for TIAA and CREF totaled approximately $354.3 billion (although CREF does not stand behind TIAA’s guarantees).

THE SEPARATE ACCOUNT

     Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York

TIAA Access Prospectus | 13

Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

     Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

     Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

     The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

     In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

     We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

14 | Prospectus TIAA Access

law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

     The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. TIAA may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

     The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

     The separate account is designed to invest in the mutual funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

     Many of the underlying mutual funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the contract have names similar to Funds not available through the contract. The performance of a Fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Fund performance. For all these reasons, you should expect investment results to differ.

TIAA Access Prospectus | 15

INVESTMENT OBJECTIVES OF UNDERLYING MUTUAL FUNDS

     The separate account will hold shares in the following mutual funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

     • 2010 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 47% of its assets to equity funds and 53% to fixed-income funds.

     • 2015 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 54% of its assets to equity funds and 46% to fixed-income funds.

     • 2020 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 59% of its assets to equity funds and 41% to fixed-income funds.

     • 2025 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 64% of its assets to equity funds and 36% to fixed-income funds.

     • 2030 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 69% of its assets to equity funds and 31% to fixed-income funds.

     • 2035 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 74% of its assets to equity funds and 26% to fixed-income funds.

     • 2040 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 79% of its assets to equity funds and 21% to fixed-income funds.

16 | Prospectus TIAA Access

TIAA-CREF Institutional Growth & Income Fund

     The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies based on the Russell 1000® Growth Index.

TIAA-CREF Institutional Large-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing in a portfolio of equity securities based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large

TIAA Access Prospectus | 17

domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of medium size domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional International Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

     The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

18 | Prospectus TIAA Access

TIAA-CREF Institutional Real Estate Securities Fund

     The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

     The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

TIAA-CREF Institutional Inflation-Linked Bond Fund

     The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Institutional Money Market Fund

     The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

     The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

     The Fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

TIAA-CREF Institutional Short-Term Bond Fund II

The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

     The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)

     The Fund seeks to provide current income and the opportunity for growth of principal consistent with sound common-stock investing.

American Funds EuroPacific Growth Fund (Class R-5)

     The Fund seeks to provide long term growth of capital by investing in companies based outside the United States.

TIAA Access Prospectus | 19

Western Asset Core Plus Bond Fund (Institutional Class)

     The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

     The Fund seeks long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies.

Additional investment information and options

     All assets of the investment accounts will be allocated to the Funds at net asset value. The investment results of the Funds will determine the value of the variable annuity contracts.

     You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

THE INVESTMENT ADVISORS

     Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the Funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund (Class R-5) and American Funds Washington Mutual Investors Fund (Class R-5). T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large Cap Growth Fund. Western Asset Management Company (“Western”) manages the assets of the Western Asset Core Plus Bond Fund (Institutional Class). Advisors, Capital, T. Rowe, and Western are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

THE BROKER-DEALER

     TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

Certain payments we receive with regard to underlying mutual funds

     We (and our affiliates) receive payments, which may be significant, from the investment adviser (or affiliates thereof) of the underlying mutual funds for administrative and other services related to separate account operations. This

20 | Prospectus TIAA Access

compensation is paid out of the adviser’s (or affiliate’s) own resources and not out of fund assets, and thus does not decrease the underlying mutual funds’ investment returns. The amount of this compensation is based on a percentage of the assets of the particular underlying mutual funds attributable to the contract. These percentages differ, and some advisers (or affiliates) may pay more than others. Currently, we receive administrative service payments ranging from 0% to .004%.

     Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary underlying mutual funds because our affiliates receive compensation from the underlying mutual funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary underlying mutual funds than nonproprietary underlying mutual funds.

TIAA Access Prospectus | 21

THE ANNUITY CONTRACTS

     We offer the following types of contracts:

     RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

  Depending on the terms of your employer’s plan, RA, and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.
  GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity: These are for voluntary tax-deferred annuity (TDA) plans.

  SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

  Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

     GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

  Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

22 | Prospectus TIAA Access

     State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

     Tax Deferral. You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase the contract in a tax-qualified plan.

     Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will generally invest the money in the default investment option determined by your employer until we receive your form. (Some employer plans may, however, require that we send such premiums back to the employer.) When the completed form arrives, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form.

     If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

     Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your

TIAA Access Prospectus | 23

contract as direct rollovers under the IRC may be limited by the terms of your employer plan.

     We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any twelve-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

     In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

     You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. You may also allocate premiums to the CREF variable annuity accounts, and, in some cases, certain mutual funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

     You can change your allocation choices for future premiums by writing to our home office
  using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org or calling our Automated Telephone Service (24 hours a day) at 800 842-2252

     If you allocate premiums to an investment account, they purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to us. Your employer plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

24 | Prospectus TIAA Access

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

     What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

     In certain circumstances, we may be required to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

     The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

     We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying fund, though the accumulation unit value also reflects expense deductions from assets by TIAA. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

TIAA Access Prospectus | 25

     An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

     An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the shares in the investment account as of the
close of the valuation day (net asset value times number
of shares owned) excluding the net effect of
contractowners’ transactions (i.e., premiums received,
benefits paid, and transfers to and from the investment
account) made during that day; plus
		(ii):	investment income and capital gains distributed to the
investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting
from the operation of the investment account since the
previous valuation day.
(b)	equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’
transactions.

     Number of Accumulation Units. The number of your accumulation units in an investment account under your contract will be increased by:

  any premiums you allocate to that investment account; and
  any transfers you make to that investment account.

     The number of your accumulation units in an investment account under your contract will be decreased by:

  the application of any accumulations to provide any form of benefit; and
  any transfers from your account accumulation in that investment account to the fixed account or another investment account.

     The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

     To make a change to your investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers,” below.

IF YOU NEED TO CANCEL

     Generally, you may cancel any RA, SRA, or GSRA contracts issued up to 30 days after you receive it unless we have begun making annuity payments from it.

26 | Prospectus TIAA Access

To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

     Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of you contract, as set forth below. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. Transfers and cash withdrawals are currently free.

     Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants.(See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

     If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS

     To request a transfer or to withdraw cash:

  write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206 call us at 800 842-2252 or
  for internal transfers, using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org

     You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

     There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TIAA Access Prospectus | 27

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

     You can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to mutual funds offered under the terms of your plan. Transfers to CREF accounts or to certain other options may be restricted by your employer’s plan. We reserve the right to limit these transfers to once per quarter per investment account.

     You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the mutual funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

     Accumulation that is transferred to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

     Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

     Generally you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA, or GRA, contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

     Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

     Subject to your employer’s plan, you can usually transfer or rollover money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also rollover before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

28 | Prospectus TIAA Access

WITHDRAWING CASH

     You may withdraw cash from your SRA or, GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10 percent penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

     Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

     You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

     One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

     We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

     There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

TIAA Access Prospectus | 29

MARKET TIMING/EXCESSIVE TRADING POLICY

     There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all annuitants. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

     We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

     In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

     Currently, the investment accounts corresponding to the following funds are subject to these restrictions: the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

     To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the Separate Account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is

30 | Prospectus TIAA Access

possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

     We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

     To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate accounts. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

     Redemption Fees. The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

     Currently, you may not annuitize from any of your separate account investment. We intend that no later than December 31, 2007 you will be able to annuitize and receive an income stream from all or part of your separate account investment account accumulations. Participants in these accounts that wish to elect annuity income before this feature is added will have to transfer their assets from this separate account into either TIAA Traditional, TIAA Real Estate, or one of the CREF Variable Annuities (TIAA Real Estate and the CREF Variable Annuities are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2726) Unless you opt for a lifetime annuity,

TIAA Access Prospectus | 31

generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10 percent early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the Internal Revenue Code, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your separate
account investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your separate
account investment account accumulations
no later than December 31, 2007.

     Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

     Usually income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

     Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

     There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

     Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you’ve picked. If something’s missing, we’ll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we

32 | Prospectus TIAA Access

process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we were to receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we were to receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

     Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus contract. Ordinarily you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

     All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment account. The current options are:

  One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so that it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)
  Annuity for a Fixed Period: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)
  Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.
  Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code minimum distribution requirements. (Some employer plans allow you to elect this option earlier — contact TIAA for more information.) The option pays an

TIAA Access Prospectus | 33

  amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

     You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This pay-out annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

     For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

     Receiving Lump Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10 percent of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100 percent) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

      If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s traditional annuity. If you’re married, we may assume for you a survivor annuity with half-benefit to annuity partner with a 10-Year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s traditional annuity.

TRANSFERS DURING THE ANNUITY PERIOD

     After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s traditional annuity, or the Real Estate Account or (ii) from a CREF account into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

34 | Prospectus TIAA Access

     We’ll process your transfer on the business day we receive your request. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

     The amount of annuity payments we pay you or your beneficiary (annuitant) will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

     Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

     Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

     Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the Account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

     The annuity factor will reflect interest assumed at the effective annual rate of 4 percent, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Annuitants bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality

TIAA Access Prospectus | 35

assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

     The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that income change method under your contract.

     Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. In general, your payments will increase if the performance of the Account is greater than 4 percent and decrease if the value is less than 4 percent. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the Account will earn the 4 percent assumed investment return in the future.

     The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

     For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

     For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

     TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

     If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

36 | Prospectus TIAA Access

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

     Payment under the single-sum payment method will be made as of the date we receive these items; payment under any other method of payment will start no later than the first day of the month after we have received these items.

     Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

     Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

     You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

     The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

     The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

     If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

     Methods of payment are the ways in which your beneficiary may receive the death benefit. The single-sum payment methods are available from your Traditional Annuity and investment account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment

TIAA Access Prospectus | 37

available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

     You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

     A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

     Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

     The following are the methods of payment:

     Single-sum payment. The death benefit will be paid to your beneficiary in one sum.

     One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

     Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than 2 nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

     Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one

38 | Prospectus TIAA Access

sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

     The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	if the method chosen is the one-life annuity or the minimum distribution annuity, the age of your beneficiary.

     If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

     Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

     If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

     If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

     If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits,

TIAA Access Prospectus | 39

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

  Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.
  Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

     Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

     If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

     In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

     Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

     We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for

40 | Prospectus TIAA Access

total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 2.00% of net assets of each investment account annually for accumulating contracts. The total separate account charges for payout annuities will not exceed 2.00% of net assets of each investment account annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

     Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations.

     Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

     TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

     Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

     If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

     Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisers are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

     No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

     This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

     This Contract may be purchased only in connection with a tax qualified retirement plan under Internal Revenue Code Section 401(a), 403(a), 403(b),

TIAA Access Prospectus | 41

414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

     During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

     Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $15,000 per year ($20,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,000 per year in a 403(b) plan ($23,000 per year if you are age 50 or older).

     The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2006 is the lesser of $15,000 ($20,000 if you are ago 50 or older) or 100% of “includable compensation” (as defined by law).

     Note that the dollar amounts listed above are for 2006; different dollar limits may apply in future years.

     Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

     Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

42 | Prospectus TIAA Access

     Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

     For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

     Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

  the payment is for expenses that are ordinary and necessary;
  the payment is made from a Section 401 or 403 retirement plan;
  your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and
  once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

     Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

     Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

     Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling

TIAA Access Prospectus | 43

us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

     To use the ATS, you need a touch-tone telephone. The toll free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

     We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

     Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

     Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

     Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

     Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

     Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

     Distribution: The distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (“NASD”). Services is a subsidiary of TIAA. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts.

     Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

44 | Prospectus TIAA Access

Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access Prospectus | 45

How to reach us

TIAA-CREF website
Account performance, personal account information and
transactions, product descriptions, and information about
investment choices and income options
www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances,
change allocations, transfer funds and verify credited
premiums
800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and
payments, and tax reporting
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and
life insurance
800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

For hearing- or speech-impaired participants
800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate
planning, planned giving and endowment management
888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

©2006 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	A11278 10/06

PROSPECTUS - LEVEL 3

OCTOBER 2, 2006

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Read it carefully before investing, and keep it for future reference. Before you invest, please read this prospectus carefully, along with the accompanying prospectus for the funds, and keep it for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Variable investment accounts of the separate account which invest in the following funds are available for allocation of premium:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds	•	TIAA-CREF Institutional S&P 500 Index Fund
	• 2010 Fund	•	TIAA-CREF Institutional Mid-Cap Growth Index Fund
	• 2015 Fund	•	TIAA-CREF Institutional Mid-Cap Value Index Fund
	• 2020 Fund	•	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	• 2025 Fund	•	TIAA-CREF Institutional Small-Cap Growth Index Fund
	• 2030 Fund	•	TIAA-CREF Institutional Small-Cap Value Index Fund
	• 2035 Fund	•	TIAA-CREF Institutional Small-Cap Blend Index Fund
	• 2040 Fund	•	TIAA-CREF Institutional International Equity Index Fund
•	TIAA-CREF Institutional Growth & Income Fund	•	TIAA-CREF Institutional Social Choice Equity Fund
•	TIAA-CREF Institutional International Equity Fund	•	TIAA-CREF Institutional Real Estate Securities Fund
•	TIAA-CREF Institutional Large-Cap Value Fund	•	TIAA-CREF Institutional Bond Fund
•	TIAA-CREF Institutional Mid-Cap Growth Fund	•	TIAA-CREF Institutional Inflation-Linked Bond Fund
•	TIAA-CREF Institutional Mid-Cap Value Fund	•	TIAA-CREF Institutional Money Market Fund
•	TIAA-CREF Institutional Small-Cap Equity Fund	•	TIAA-CREF Institutional Large-Cap Growth Fund
•	TIAA-CREF Institutional Large-Cap Growth Index Fund	•	TIAA-CREF Institutional Bond Plus Fund II
•	TIAA-CREF Institutional Large-Cap Value Index Fund	•	TIAA-CREF Institutional Short-Term Bond Fund II
•	TIAA-CREF Institutional Equity Index Fund	•	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:
		•	American Funds Washington Mutual Investors (Class R-5)
		•	American Funds EuroPacific Growth Fund (Class R-5)
		•	Western Asset Core Plus Bond Fund (Institutional Class)
		•	T. Rowe Price Institutional Large-Cap Growth Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated October 2, 2006. You can request these documents by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, which affect contract values and subaccount returns, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

  RA (Retirement Annuity)
  GRA (Group Retirement Annuity)
  SRA (Supplemental Retirement Annuity)
  GSRA (Group Supplemental Retirement Annuity)
  Retirement Choice and Retirement Choice Plus Annuity
  GA (Group Annuity) and Institutionally-Owned GSRAs

You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. We do not guarantee the investment performance of the separate account, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Special terms	4	How to transfer and withdraw
		your money	27
Summary	5
		Systematic transfers and
What is this product?	5	withdrawals	27

What expenses must I pay		How to make transfers	27
under the contract?	6
		Transfers to and from other
How do I purchase a contract?	12	TIAA-CREF accounts	28

Can I cancel my contract?	12	Transfers to other companies	28

Can I transfer among the		Transfers from other
investment options or make		companies/plans	28
cash withdrawals from
the contract?	12	Withdrawing cash	29

What are my options for		Systematic withdrawals to
receiving annuity payments		pay financial advisor fees	29
under the contract?	13
		Withdrawals to pay plan charges	29
What death benefits are
available under the contract?	13	Market timing/excessive
		trading policy	30
Teachers Insurance and Annuity
Association of America	13	Receiving Annuity Income	31

The Separate Account	14	The annuity period in general	31

Adding, closing, or substituting		Annuity starting date	32
portfolios	14
		Income options	33
Changes to the contract	15
Voting rights	15	Transfers during the annuity period	34

Your Investment Options	15	Annuity payments	35

Investment Objectives of Underlying		Death benefits	36
Mutual Funds	16
		Payment of the death benefit	36
The Investment Advisors	20
		Naming your beneficiary	37
The Broker-Dealer	20
		Methods of payment	37
The annuity contracts	22
		Payments after the death of
Starting out	23	a beneficiary	39

Important information about		Spouse’s rights to benefits	39
procedures for opening a
new account	25	Waiver of spouse’s rights	40

Accumulation units	25	Charges	40

Determining the value of your		Separate account charges	40
contract—investment accounts	25
		Other charges and expenses	41
To change your investment
allocations	26	Taxes	41

If you need to cancel	26	Additional information	43

		Table of contents for the Statement
		of Additional Information	45

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

     Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

     The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or another unaffiliated fund provider.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and other CREF Accounts.

4 | Prospectus TIAA Access

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

     Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

     It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. You may allocate your premiums among 37 investment accounts of the separate account that invests in the following funds:

     The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

  TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)
  TIAA-CREF Institutional Growth & Income Fund
  TIAA-CREF Institutional International Equity Fund
  TIAA-CREF Institutional Large-Cap Value Fund
  TIAA-CREF Institutional Mid-Cap Growth Fund
  TIAA-CREF Institutional Mid-Cap Value Fund
  TIAA-CREF Institutional Small-Cap Equity Fund
  TIAA-CREF Institutional Large-Cap Growth Index Fund
  TIAA-CREF Institutional Large-Cap Value Index Fund
  TIAA-CREF Institutional Equity Index Fund
  TIAA-CREF Institutional S&P 500 Index Fund
  TIAA-CREF Institutional Mid-Cap Growth Index Fund
  TIAA-CREF Institutional Mid-Cap Value Index Fund

TIAA Access Prospectus | 5

  TIAA-CREF Institutional Mid-Cap Blend Index Fund
  TIAA-CREF Institutional Small-Cap Growth Index Fund
  TIAA-CREF Institutional Small-Cap Value Index Fund
  TIAA-CREF Institutional Small-Cap Blend Index Fund
  TIAA-CREF Institutional International Equity Index Fund
  TIAA-CREF Institutional Social Choice Equity Fund
  TIAA-CREF Institutional Real Estate Securities Fund
  TIAA-CREF Institutional Bond Fund
  TIAA-CREF Institutional Inflation-Linked Bond Fund
  TIAA-CREF Institutional Money Market Fund
  TIAA-CREF Institutional Large-Cap Growth Fund
  TIAA-CREF Institutional Bond Plus Fund II
  TIAA-CREF Institutional Short-Term Bond Fund II
  TIAA-CREF Institutional High-Yield Fund II

     The following non-TIAA-CREF Funds:

  American Funds Washington Mutual Investors Fund (Class R-5)
  American Funds EuroPacific Growth Fund (Class R-5)
  Western Asset Core Plus Bond Fund (Institutional Class)
  T. Rowe Price Institutional Large-Cap Growth Fund

     TIAA reserves the right to change the Funds available in the future.

     You may also allocate your premiums under the contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, as permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can remit premiums to the contract if it is available under the terms of your employer’s plan and it has been approved by the state insurance department with jurisdiction over your contract. Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

     The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

6 | Prospectus TIAA Access

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum	Current
	Fees	Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount
surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

     This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.47%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)

	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

     The following table shows the total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the Funds for the most recently ended fiscal year. The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2005; most recently ended fiscal year for the American Funds Washington Mutual Investors (Class R-5) is April 30, 2006; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2006; most recently ended fiscal year for the Western Asset Core Plus Bond Fund (Institutional Class) is March 31, 2006; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2005. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TIAA Access Prospectus | 7

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
	Expenses	Expenses
Total Annual Fund Operating Expenses that are deducted from Fund
assets, including management fees and other expenses*	0.08%	0.82%

Net Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration
dates for contractual waivers is April 30, 2007 to April 30, 2010.)*	0.08%	0.60%

* Including the expenses of the underlying funds with respect to the Lifecycle Funds.

8 | Prospectus TIAA Access

     The following table lists the annual expenses for each Fund’s most recently ended fiscal year, as a percentage of each Fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND
				Total
	Management			Annual	Expense	Net Annual
	(investment			Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.46%	0.56%	0.21%	0.35%
• 2015 Fund	0.10%	—	0.48%	0.58%	0.21%	0.37%
• 2020 Fund	0.10%	—	0.51%	0.61%	0.24%	0.37%
• 2025 Fund	0.10%	—	0.54%	0.64%	0.27%	0.37%
• 2030 Fund	0.10%	—	0.57%	0.67%	0.30%	0.37%
• 2035 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
• 2040 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
TIAA-CREF Institutional
Growth & Income Fund[2,8]*	0.45%	—	0.07%	0.52%	0.39%	0.13%
TIAA-CREF Institutional
International Equity Fund[3]*	0.50%	—	0.12%	0.62%	0.02%	0.60%
TIAA-CREF Institutional
Large-Cap Value Fund[2]*	0.45%	—	0.06%	0.51%	0.01%	0.50%
TIAA-CREF Institutional
Mid-Cap Growth Fund[4]*	0.48%	—	0.11%	0.59%	0.04%	0.55%
TIAA-CREF Institutional
Mid-Cap Value Fund[4]*	0.48%	—	0.09%	0.57%	0.02%	0.55%
TIAA-CREF Institutional
Small-Cap Equity Fund[4]*	0.48%	—	0.07%	0.55%	—	0.55%
TIAA-CREF Institutional
Large-Cap Growth Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
Large-Cap Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
Equity Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional S&P 500
Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%

[1]
Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees. In addition, Teachers Advisors has contracted to reimburse the Funds for all their direct expenses through September 30, 2007. In addition to the waivers and reimbursements that are described above, Teachers Advisors has agreed to reimburse the underlying funds through September 30, 2007, for certain expenses (which do not include Management Fees) that would cause their Other Expenses to exceed certain specified percentages.

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. Each Lifecycle Fund has its own expenses and bears its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the Management Fee. The figures shown for Other Expenses (which do not include Management Fees) are comprised of the Other Expenses of both the Lifecycle Funds and the pro rata portion of the underlying funds’ expenses. Additionally, the Lifecycle Funds Other Expenses are based on estimates for the current fiscal year. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Lifecycle Funds.

TIAA Access Prospectus | 9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)
				Total
Management				Annual	Expense	Net Annual
(investment				Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
TIAA-CREF Institutional Mid-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%
TIAA-CREF Institutional Small-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional
International Equity Index Fund[6]*	0.04%	—	0.11%	0.15%	—	0.15%
TIAA-CREF Institutional Social
Choice Equity Fund[2]*	0.15%	—	0.06%	0.21%	0.01%	0.20%
TIAA-CREF Institutional Real
Estate Securities Fund[2]*	0.50%	—	0.08%	0.58%	0.03%	0.55%
TIAA-CREF Institutional
Bond Fund[2]*	0.30%	—	0.06%	0.36%	0.01%	0.35%
TIAA-CREF Institutional
Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	0.35%	—	0.35%
TIAA-CREF Institutional Money
Market Fund[2]*	0.10%	—	0.05%	0.15%	—	0.15%
TIAA-CREF Institutional
Large-Cap Growth Fund[2,7]*	0.45%	—	0.37%	0.82%	0.69%	0.13%
TIAA-CREF Institutional Bond
Plus Fund II2*	0.30%	—	0.23%	0.53%	0.18%	0.35%
TIAA-CREF Institutional
Short-Term Bond Fund II2*	0.25%	—	0.13%	0.38%	0.08%	0.30%
TIAA-CREF Institutional
High-Yield Fund II2*	0.35%	—	0.10%	0.45%	0.05%	0.40%
American Funds Washington
Mutual Investors (Class R-5)[9]	0.26%	—	0.12%	0.38%	—	0.38%
American Funds EuroPacific
Growth Fund (Class R-5)[9]	0.43%	—	0.15%	0.58%	—	0.58%
Western Asset Core Plus Bond
Fund (Institutional Class)	0.41%	—	0.04%	0.45%	—	0.45%
T. Rowe Price Institutional
Large-Cap Growth Fund[10]	0.55%	—	0.19%	0.74%	0.16%	0.58%
[2]
Teachers Advisors has contractually agreed to reimburse these Funds for such Other Expenses that exceed, on an annual basis 0.05% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

10 | Prospectus TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

[3]
Teachers Advisors has contractually agreed to reimburse the Fund for such Other Expenses that exceed, on an annual basis 0.10% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

[4]
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.07% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

[5]
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.04% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[6]
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.11% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[7]
Along with the agreement to limit Other Expenses, Teachers Advisors, Inc. has also agreed to waive a portion of its Management Fee for the Institutional Large-Cap Growth Fund equal to, on an annual basis, 0.37% . This waiver is contractual and will remain in effect through September 30, 2007.

[8]
Along with the agreement to limit Other Expenses,Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund that exceeds 0.08% of average daily net assets through at least September 30, 2007.

[9]
Fund management began waiving 5% of management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and are expected to continue at this level until further review. Total Annual Fund Operating Expenses do not reflect any waivers or reimbursement.

[10]
Effective August 31, 2005,T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the fund’s expense ratio is below 0.58% . However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund. The Fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

*
Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the fiscal year ended September 30, 2005.

     The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

     This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize, or remain invested in
the contract at the end of the applicable time period:	$133	$415	$717	$1575

TIAA Access Prospectus | 11

     The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges,” below.

     Because the contracts were not offered for sale prior to October 2, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives, we’ll transfer the appropriate amounts to the accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

     Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contracts up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

     Yes, you may transfer among investment options. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

     Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

12 | Prospectus TIAA Access

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

     Currently, you may not annuitize from any of your separate account investment. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31, 2007. Such variable annuities will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

     If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

     TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service and AAA from Standard and Poor’s.

     TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion; the combined assets for TIAA and CREF totaled approximately $354.3 billion (although CREF does not stand behind TIAA’s guarantees).

TIAA Access Prospectus | 13

THE SEPARATE ACCOUNT

     Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

     Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

     Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

     The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

     In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

14 | Prospectus TIAA Access

CHANGES TO THE CONTRACT

     We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

     The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. TIAA may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

     The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

     The separate account is designed to invest in the mutual funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

     Many of the underlying mutual funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the contract have names similar to Funds not available through the contract. The performance of a Fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Fund performance. For all these reasons, you should expect investment results to differ.

TIAA Access Prospectus | 15

INVESTMENT OBJECTIVES OF UNDERLYING MUTUAL FUNDS

     The separate account will hold shares in the following mutual funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional
Mutual Funds:

TIAA-CREF Lifecycle Funds

     • 2010 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 47% of its assets to equity funds and 53% to fixed-income funds.

     • 2015 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 54% of its assets to equity funds and 46% to fixed-income funds.

     • 2020 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 59% of its assets to equity funds and 41% to fixed-income funds.

     • 2025 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 64% of its assets to equity funds and 36% to fixed-income funds.

     • 2030 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 69% of its assets to equity funds and 31% to fixed-income funds.

     • 2035 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 74% of its assets to equity funds and 26% to fixed-income funds.

     • 2040 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 79% of its assets to equity funds and 21% to fixed-income funds.

16 | Prospectus TIAA Access

TIAA-CREF Institutional Growth & Income Fund

     The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies based on the Russell 1000® Growth Index.

TIAA-CREF Institutional Large-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing in a portfolio of equity securities based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large

TIAA Access Prospectus | 17

domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of medium size domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional International Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

     The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

18 | Prospectus TIAA Access

TIAA-CREF Institutional Real Estate Securities Fund

     The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

     The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

TIAA-CREF Institutional Inflation-Linked Bond Fund

     The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Institutional Money Market Fund

     The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

     The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

     The Fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

TIAA-CREF Institutional Short-Term Bond Fund II

     The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

     The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)

     The Fund seeks to provide current income and the opportunity for growth of principal consistent with sound common-stock investing.

American Funds EuroPacific Growth Fund (Class R-5)

     The Fund seeks to provide long term growth of capital by investing in companies based outside the United States.

TIAA Access Prospectus | 19

Western Asset Core Plus Bond Fund (Institutional Class)

     The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

     The Fund seeks long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies.

Additional investment information and options

     All assets of the investment accounts will be allocated to the Funds at net asset value. The investment results of the Funds will determine the value of the variable annuity contracts.

     You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

THE INVESTMENT ADVISORS

     Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the Funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund (Class R-5) and American Funds Washington Mutual Investors Fund (Class R-5). T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large Cap Growth Fund. Western Asset Management Company (“Western”) manages the assets of the Western Asset Core Plus Bond Fund (Institutional Class). Advisors, Capital, T. Rowe, and Western are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

THE BROKER-DEALER

     TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

20 | Prospectus TIAA Access

     Certain payments we receive with regard to underlying mutual funds

     We (and our affiliates) receive payments, which may be significant, from the investment adviser (or affiliates thereof) of the underlying mutual funds for administrative and other services related to separate account operations. This compensation is paid out of the adviser’s (or affiliate’s) own resources and not out of fund assets, and thus does not decrease the underlying mutual funds’ investment returns. The amount of this compensation is based on a percentage of the assets of the particular underlying mutual funds attributable to the contract. These percentages differ, and some advisers (or affiliates) may pay more than others. Currently, we receive administrative service payments ranging from 0% to .004%.

     Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary underlying mutual funds because our affiliates receive compensation from the underlying mutual funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary underlying mutual funds than nonproprietary underlying mutual funds.

TIAA Access Prospectus | 21

THE ANNUITY CONTRACTS

     We offer the following types of contracts:

     RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

  Depending on the terms of your employer’s plan, RA, and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.
  GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity: These are for voluntary tax-deferred annuity (TDA) plans.

  SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

  Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

     GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

  Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

22 | Prospectus TIAA Access

     State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

     Tax Deferral. You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase the contract in a tax-qualified plan.

     Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will generally invest the money in the default investment option determined by your employer until we receive your form. (Some employer plans may, however, require that we send such premiums back to the employer.) When the completed form arrives, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form.

     If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

     Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your

TIAA Access Prospectus | 23

contract as direct rollovers under the IRC may be limited by the terms of your employer plan.

     We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any twelve-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

     In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

     You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. You may also allocate premiums to the CREF variable annuity accounts, and, in some cases, certain mutual funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

     You can change your allocation choices for future premiums by writing to our home office
  using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org or calling our Automated Telephone Service (24 hours a day) at 800 842-2252

     If you allocate premiums to an investment account, they purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to us. Your employer plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

24 | Prospectus TIAA Access

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

     What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

     In certain circumstances, we may be required to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

     The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

     We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying fund, though the accumulation unit value also reflects expense deductions from assets by TIAA. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

TIAA Access Prospectus | 25

     An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

     An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the shares in the investment account as of the
close of the valuation day (net asset value times number
of shares owned) excluding the net effect of
contractowners’ transactions (i.e., premiums received,
benefits paid, and transfers to and from the investment
account) made during that day; plus
		(ii):	investment income and capital gains distributed to the
investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting
from the operation of the investment account since the
previous valuation day.
(b)	equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’
transactions.

     Number of Accumulation Units. The number of your accumulation units in an investment account under your contract will be increased by:

  any premiums you allocate to that investment account; and
  any transfers you make to that investment account.

     The number of your accumulation units in an investment account under your contract will be decreased by:

  the application of any accumulations to provide any form of benefit; and
  any transfers from your account accumulation in that investment account to the fixed account or another investment account.

     The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

     To make a change to your investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers,” below.

IF YOU NEED TO CANCEL

     Generally, you may cancel any RA, SRA, or GSRA contracts issued up to 30 days after you receive it unless we have begun making annuity payments from it.

26 | Prospectus TIAA Access

To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

     Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of you contract, as set forth below. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. Transfers and cash withdrawals are currently free.

     Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants.(See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

     If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS

     To request a transfer or to withdraw cash:

  write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206 call us at 800 842-2252 or
  for internal transfers, using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org

     You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

     There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TIAA Access Prospectus | 27

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

     You can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to mutual funds offered under the terms of your plan. Transfers to CREF accounts or to certain other options may be restricted by your employer’s plan. We reserve the right to limit these transfers to once per quarter per investment account.

     You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the mutual funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

     Accumulation that is transferred to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

     Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

     Generally you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA, or GRA, contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

     Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

     Subject to your employer’s plan, you can usually transfer or rollover money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also rollover before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

28 | Prospectus TIAA Access

WITHDRAWING CASH

     You may withdraw cash from your SRA or, GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10 percent penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

     Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

     You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

     One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

     We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

     There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

TIAA Access Prospectus | 29

MARKET TIMING/EXCESSIVE TRADING POLICY

     There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all annuitants. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

     We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

     In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

     Currently, the investment accounts corresponding to the following funds are subject to these restrictions: the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

     To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the Separate Account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is

30 | Prospectus TIAA Access

possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

     We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

     To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate accounts. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

     Redemption Fees. The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

     Currently, you may not annuitize from any of your separate account investment. We intend that no later than December 31, 2007 you will be able to annuitize and receive an income stream from all or part of your separate account investment account accumulations. Participants in these accounts that wish to elect annuity income before this feature is added will have to transfer their assets from this separate account into either TIAA Traditional, TIAA Real Estate, or one of the CREF Variable Annuities (TIAA Real Estate and the CREF Variable Annuities are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2726) Unless you opt for a lifetime annuity,

TIAA Access Prospectus | 31

generally you must be at least age 59 1 / 2 to begin receiving annuity income payments from your annuity contract free of a 10 percent early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the Internal Revenue Code, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1 / 2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your separate
account investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your separate
account investment account accumulations
no later than December 31, 2007.

     Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

     Usually income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

     Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

     There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

     Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you’ve picked. If something’s missing, we’ll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we

32 | Prospectus TIAA Access

process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we were to receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we were to receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

     Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus contract. Ordinarily you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

     All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment account. The current options are:

  One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so that it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)
  Annuity for a Fixed Period: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)
  Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.
  Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code minimum distribution requirements. (Some employer plans allow you to elect this option earlier — contact TIAA for more information.) The option pays an

TIAA Access Prospectus | 33

  amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

     You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This pay-out annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

     For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

     Receiving Lump Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10 percent of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100 percent) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.” If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s traditional annuity. If you’re married, we may assume for you a survivor annuity with half-benefit to annuity partner with a 10-Year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s traditional annuity.

TRANSFERS DURING THE ANNUITY PERIOD

     After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s traditional annuity, or the Real Estate Account or (ii) from a CREF account into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

34 | Prospectus TIAA Access

     We’ll process your transfer on the business day we receive your request. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

     The amount of annuity payments we pay you or your beneficiary (annuitant) will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

     Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

     Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

     Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the Account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

     The annuity factor will reflect interest assumed at the effective annual rate of 4 percent, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Annuitants bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality

TIAA Access Prospectus | 35

assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

     The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that income change method under your contract.

     Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. In general, your payments will increase if the performance of the Account is greater than 4 percent and decrease if the value is less than 4 percent. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the Account will earn the 4 percent assumed investment return in the future.

     The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

     For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

     For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

     TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

     If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

36 | Prospectus TIAA Access

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

     Payment under the single-sum payment method will be made as of the date we receive these items; payment under any other method of payment will start no later than the first day of the month after we have received these items.

     Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

     Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

     You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

     The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

     The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

     If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

     Methods of payment are the ways in which your beneficiary may receive the death benefit. The single-sum payment methods are available from your Traditional Annuity and investment account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment

TIAA Access Prospectus | 37

available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

     You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

     A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

     Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

     The following are the methods of payment:

     Single-sum payment. The death benefit will be paid to your beneficiary in one sum.

     One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

     Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than 2 nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

     Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one

38 | Prospectus TIAA Access

sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

     The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	if the method chosen is the one-life annuity or the minimum distribution annuity, the age of your beneficiary.

     If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

     Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

     If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

     If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

     If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits,

TIAA Access Prospectus | 39

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

  Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.
  Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

     Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

     If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

     In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

     Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

     We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for

40 | Prospectus TIAA Access

total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 2.00% of net assets of each investment account annually for accumulating contracts. The total separate account charges for payout annuities will not exceed 2.00% of net assets of each investment account annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

     Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations.

     Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

     TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

     Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

     If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

     Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisers are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

     No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

     This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

     This Contract may be purchased only in connection with a tax qualified retirement plan under Internal Revenue Code Section 401(a), 403(a),
403(b),

TIAA Access Prospectus | 41

414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

     During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

     Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $15,000 per year ($20,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,000 per year in a 403(b) plan ($23,000 per year if you are age 50 or older).

     The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2006 is the lesser of $15,000 ($20,000 if you are ago 50 or older) or 100% of “includable compensation” (as defined by law).

     Note that the dollar amounts listed above are for 2006; different dollar limits may apply in future years.

     Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1 / 2 , you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

     Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1 / 2 , or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

42 | Prospectus TIAA Access

     Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

     For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

     Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

  the payment is for expenses that are ordinary and necessary;
  the payment is made from a Section 401 or 403 retirement plan;
  your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and
  once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

     Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

     Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

     Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling

TIAA Access Prospectus | 43

us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

     To use the ATS, you need a touch-tone telephone. The toll free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

     We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

     Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

     Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

     Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

     Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

     Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

     Distribution: The distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (“NASD”). Services is a subsidiary of TIAA. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts.

     Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

44 | Prospectus TIAA Access

Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access Prospectus | 45

How to reach us

TIAA-CREF website
Account performance, personal account information and
transactions, product descriptions, and information about
investment choices and income options
www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances,
change allocations, transfer funds and verify credited
premiums
800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and
payments, and tax reporting
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and
life insurance
800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

For hearing- or speech-impaired participants
800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate
planning, planned giving and endowment management
888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

©2006 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	A11277 10/06

PROSPECTUS - LEVEL 4

OCTOBER 2, 2006

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Read it carefully before investing, and keep it for future reference. Before you invest, please read this prospectus carefully, along with the accompanying prospectus for the funds, and keep it for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Variable investment accounts of the separate account which invest in the following funds are available for allocation of premium:
The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds		•	TIAA-CREF Institutional Small-Cap Equity Fund
	•	2010 Fund	•	TIAA-CREF Institutional Equity Index Fund
	•	2015 Fund	•	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	•	2020 Fund	•	TIAA-CREF Institutional Small-Cap Growth Index Fund
	•	2025 Fund	•	TIAA-CREF Institutional Small-Cap Value Index Fund
	•	2030 Fund	•	TIAA-CREF Institutional Small-Cap Blend Index Fund
	•	2035 Fund	•	TIAA-CREF Institutional Social Choice Equity Fund
	•	2040 Fund	•	TIAA-CREF Institutional Real Estate Securities Fund
•	TIAA-CREF Institutional Growth & Income Fund		•	TIAA-CREF Institutional Bond Fund
•	TIAA-CREF Institutional International Equity Fund		•	TIAA-CREF Institutional Inflation-Linked Bond Fund
•	TIAA-CREF Institutional Large-Cap Value Fund		•	TIAA-CREF Institutional Money Market Fund
•	TIAA-CREF Institutional Mid-Cap Growth Fund		•	TIAA-CREF Institutional Large-Cap Growth Fund
•	TIAA-CREF Institutional Mid-Cap Value Fund		•	TIAA-CREF Institutional Bond Plus Fund II

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated October 2, 2006. You can request these documents by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, which affect contract values and subaccount returns, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

  RA (Retirement Annuity)
  GRA (Group Retirement Annuity)
  SRA (Supplemental Retirement Annuity)
  GSRA (Group Supplemental Retirement Annuity)
  Retirement Choice and Retirement Choice Plus Annuity
  GA (Group Annuity) and Institutionally-Owned GSRAs

You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. We do not guarantee the investment performance of the separate account, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Special terms	4	How to transfer and withdraw
		your money	23
Summary	5
		Systematic transfers and
What is this product?	5	withdrawals	23

What expenses must I pay		How to make transfers	23
under the contract?	6
		Transfers to and from other
How do I purchase a contract?	10	TIAA-CREF accounts	24

Can I cancel my contract?	10	Transfers to other companies	24

Can I transfer among the		Transfers from other
investment options or make		companies/plans	25
cash withdrawals from
the contract?	11	Withdrawing cash	25

What are my options for		Systematic withdrawals to
receiving annuity payments		pay financial advisor fees	25
under the contract?	11
		Withdrawals to pay plan charges	26
What death benefits are
available under the contract?	11	Market timing/excessive
		trading policy	26
Teachers Insurance and
Annuity Association of America	11	Receiving Annuity Income	27

The Separate Account	12	The annuity period in general	27

Adding, closing, or substituting		Annuity starting date	29
portfolios	12
		Income options	29
Changes to the Contract	13
		Transfers during the annuity period	30
Voting rights	13
		Annuity payments	31
Your Investment Options	13
		Death benefits	32
Investment Objectives of Underlying
Mutual Funds	14	Payment of the death benefit	32

The Investment Advisors	17	Naming your beneficiary	33

The Broker-Dealer	17	Methods of payment	34

The Annuity contracts	18	Payments after the death of
		a beneficiary	35
Starting out	19
		Spouse’s rights to benefits	36
Important Information about
procedures for opening a		Waiver of spouse’s rights	36
new account	21
		Charges	37
Accumulation units	21
		Separate account charges	37
Determining the value of your
contract—investment accounts	21	Other charges and expenses	37

To change your investment		Taxes	38
allocations	22
		Additional information	39
If you need to cancel	23
		Table of contents for the Statement
		of Additional Information	41

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

     Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

     The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or another unaffiliated fund provider.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and other CREF Accounts.

4 | Prospectus TIAA Access

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

     Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

     It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

     You may allocate your premiums among the investment accounts of the separate account that invest in the following funds:

     The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

  TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)
  TIAA-CREF Institutional International Equity Fund
  TIAA-CREF Institutional Large-Cap Growth Fund
  TIAA-CREF Institutional Growth & Income Fund
  TIAA-CREF Institutional Large-Cap Value Fund
  TIAA-CREF Institutional Social Choice Equity Fund
  TIAA-CREF Institutional Mid-Cap Growth Fund
  TIAA-CREF Institutional Mid-Cap Value Fund
  TIAA-CREF Institutional Small-Cap Equity Fund
  TIAA-CREF Institutional Equity Index Fund
  TIAA-CREF Institutional Mid-Cap Blend Index Fund
  TIAA-CREF Institutional Small-Cap Growth Index Fund
  TIAA-CREF Institutional Small-Cap Blend Index Fund

TIAA Access Prospectus | 5

  TIAA-CREF Institutional Small-Cap Value Index Fund
  TIAA-CREF Institutional Real Estate Securities Fund
  TIAA-CREF Institutional Bond Fund
  TIAA-CREF Institutional Inflation-Linked Bond Fund
  TIAA-CREF Institutional Money Market Fund
  TIAA-CREF Institutional Bond Plus Fund II.

     TIAA reserves the right to change the Funds available in the future.

     You may also allocate your premiums under the contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, as permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can remit premiums to the contract if it is available under the terms of your employer’s plan and it has been approved by the state insurance department with jurisdiction over your contract. Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

     The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

CONTRACTOWNER TRANSACTION EXPENSES
	Maximum	Current
	Fees	Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None

Surrender charge (as a percentage of premiums or amount
surrendered, as applicable)	None	None

Transfer fee*	None	None

Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

     This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

6 | Prospectus TIAA Access

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%

Administrative expense charge	1.50%	0.70%

Total separate account annual charges	2.00%	0.77%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)
	Maximum
	Contractual	Current
	Fees	Fees
Mortality and expense risk charge	0.50%	0.07%

Administrative expense charge	1.50%	0.29%

Total separate account annual charges	2.00%	0.36%

     The following table shows the total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the Funds for the most recently ended fiscal year. The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2005. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
	Expenses	Expenses
Total Annual Fund Operating Expenses that are deducted from Fund
assets, including management fees and other expenses*	0.08%	0.82%

Net Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is September 30, 2007 to
April 30, 2010.)*	0.08%	0.60%
* Including the expenses of the underlying funds with respect to the Lifecycle Funds.

TIAA Access Prospectus | 7

     The following table lists the annual expenses for each Fund’s most recently ended fiscal year, as a percentage of each Fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND
				Total
	Management			Annual	Expense	Net Annual
	(investment			Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.46%	0.56%	0.21%	0.35%
• 2015 Fund	0.10%	—	0.48%	0.58%	0.21%	0.37%
• 2020 Fund	0.10%	—	0.51%	0.61%	0.24%	0.37%
• 2025 Fund	0.10%	—	0.54%	0.64%	0.27%	0.37%
• 2030 Fund	0.10%	—	0.57%	0.67%	0.30%	0.37%
• 2035 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
• 2040 Fund	0.10%	—	0.65%	0.75%	0.38%	0.37%
TIAA-CREF Institutional
Growth & Income Fund[2,7]*	0.45%	—	0.07%	0.52%	0.39%	0.13%
TIAA-CREF Institutional
International Equity Fund[3]*	0.50%	—	0.12%	0.62%	0.02%	0.60%
TIAA-CREF Institutional
Large-Cap Value Fund[2]*	0.45%	—	0.06%	0.51%	0.01%	0.50%
TIAA-CREF Institutional
Mid-Cap Growth Fund[4]*	0.48%	—	0.11%	0.59%	0.04%	0.55%
TIAA-CREF Institutional
Mid-Cap Value Fund[4]*	0.48%	—	0.09%	0.57%	0.02%	0.55%
TIAA-CREF Institutional
Small-Cap Equity Fund[4]*	0.48%	—	0.07%	0.55%	—	0.55%
TIAA-CREF Institutional
Equity Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%

1
Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees. In addition, Teachers Advisors has contracted to reimburse the Funds for all their direct expenses through September 30, 2007. In addition to the waivers and reimbursements that are described above, Teachers Advisors has agreed to reimburse the underlying funds through September 30, 2007, for certain expenses (which do not include Management Fees) that would cause their Other Expenses to exceed certain specified percentages.

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. Each Lifecycle Fund has its own expenses and bears its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the Management Fee. The figures shown for Other Expenses (which do not include Management Fees) are comprised of the Other Expenses of both the Lifecycle Funds and the pro rata portion of the underlying funds’ expenses. Additionally, the Lifecycle Funds Other Expenses are based on estimates for the current fiscal year. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Lifecycle Funds.

2
Teachers Advisors has contractually agreed to reimburse these Funds for such Other Expenses that exceed, on an annual basis 0.05% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

3
Teachers Advisors has contractually agreed to reimburse the Fund for such Other Expenses that exceed, on an annual basis 0.10% of average daily net assets. This expense reimbursement agreement is contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

8 | Prospectus TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)
				Total
	Management			Annual	Expense	Net Annual
	(investment			Fund	Reimburse-	Fund
	advisory)	12b-1	Other	Operating	ments And	Operating
	Fees	Fees	Expenses	Expenses	Waivers	Expenses
TIAA-CREF Institutional Mid-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Growth Index Fund[5]*	0.04%	—	0.05%	0.09%	0.01%	0.08%
TIAA-CREF Institutional Small-Cap
Value Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Small-Cap
Blend Index Fund[5]*	0.04%	—	0.04%	0.08%	—	0.08%
TIAA-CREF Institutional Social
Choice Equity Fund[2]*	0.15%	—	0.06%	0.21%	0.01%	0.20%
TIAA-CREF Institutional Real
Estate Securities Fund[2]*	0.50%	—	0.08%	0.58%	0.03%	0.55%
TIAA-CREF Institutional
Bond Fund[2]*	0.30%	—	0.06%	0.36%	0.01%	0.35%
TIAA-CREF Institutional
Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	0.35%	—	0.35%
TIAA-CREF Institutional Money
Market Fund[2]*	0.10%	—	0.05%	0.15%	—	0.15%
TIAA-CREF Institutional
Large-Cap Growth Fund[2,6]*	0.45%	—	0.37%	0.82%	0.69%	0.13%
TIAA-CREF Institutional Bond
Plus Fund II2*	0.30%	—	0.23%	0.53%	0.18%	0.35%

4
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.07% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least September 30, 2007 and can only be changed with the approval of the Board of Trustees.

5
Teachers Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis 0.04% of average daily net assets. These expense reimbursement agreements are contractual and will continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

6
Along with the agreement to limit Other Expenses, Teachers Advisors, Inc. has also agreed to waive a portion of its Management Fee for the Institutional Large-Cap Growth Fund equal to, on an annual basis, 0.37% . This waiver is contractual and will remain in effect through September 30, 2007.

7
Along with the agreement to limit Other Expenses,Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund that exceeds 0.08% of average daily net assets through at least September 30, 2007.

*
Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the fiscal year ended September 30, 2005.

TIAA Access Prospectus | 9

     The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

     This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize, or remain invested in
the contract at the end of the applicable time period:	$140	$484	$851	$1882

     The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges,” below.

     Because the contracts were not offered for sale prior to October 2, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives, we’ll transfer the appropriate amounts to the accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

     Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contracts up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

10 | Prospectus TIAA Access

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

     Yes, you may transfer among investment options. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

     Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

     Currently, you may not annuitize from any of your separate account investment. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31, 2007. Such variable annuities will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

     If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

     TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service and AAA from Standard and Poor’s.

     TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity.

TIAA Access Prospectus | 11

CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion; the combined assets for TIAA and CREF totaled approximately $354.3 billion (although CREF does not stand behind TIAA’s guarantees).

THE SEPARATE ACCOUNT

     Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

     Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

     Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

     The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made

12 | Prospectus TIAA Access

with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

     In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

     We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

     The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. TIAA may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

     The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

     The separate account is designed to invest in the mutual funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

     Many of the underlying mutual funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or

TIAA Access Prospectus | 13

sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the contract have names similar to Funds not available through the contract. The performance of a Fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING MUTUAL FUNDS

     The separate account will hold shares in the following mutual funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

     • 2010 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 47% of its assets to equity funds and 53% to fixed-income funds.

     • 2015 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 54% of its assets to equity funds and 46% to fixed-income funds.

     • 2020 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 59% of its assets to equity funds and 41% to fixed-income funds.

     • 2025 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 64% of its assets to equity funds and 36% to fixed-income funds.

     • 2030 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 69% of its assets to equity funds and 31% to fixed-income funds.

14 | Prospectus TIAA Access

     • 2035 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 74% of its assets to equity funds and 26% to fixed-income funds.

     • 2040 Fund

     This Fund seeks high total return over time through a combination of capital appreciation and income. During 2006, the Fund will initially allocate approximately 79% of its assets to equity funds and 21% to fixed-income funds.

TIAA-CREF Institutional Growth & Income Fund

     The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

     The Fund seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Equity Index Fund

     The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing in a portfolio of equity securities based on the Russell 3000® Index.

TIAA Access Prospectus | 15

TIAA-CREF Institutional Mid-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

     The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional Social Choice Equity Fund

     The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

     The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

     The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

TIAA-CREF Institutional Inflation-Linked Bond Fund

     The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

16 | Prospectus TIAA Access

TIAA-CREF Institutional Money Market Fund

     The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

     The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

     The Fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

Additional investment information and options

     All assets of the investment accounts will be allocated to the Funds at net asset value. The investment results of the Funds will determine the value of the variable annuity contracts.

     You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

THE INVESTMENT ADVISORS

     Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the Funds. Teachers Advisors is a subsidiary of TIAA and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

THE BROKER-DEALER

     TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

     Certain payments we receive with regard to underlying mutual funds

     We (and our affiliates) receive payments, which may be significant, from the investment adviser (or affiliates thereof) of the underlying mutual funds for administrative and other services related to separate account operations. This compensation is paid out of the adviser’s (or affiliate’s) own resources and not out of fund assets, and thus does not decrease the underlying mutual funds’ investment returns. The amount of this compensation is based on a percentage of the assets of

TIAA Access Prospectus | 17

the particular underlying mutual funds attributable to the contract. These percentages differ, and some advisers (or affiliates) may pay more than others. Currently, we receive administrative service payments ranging from 0% to .004%.

     Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary underlying mutual funds because our affiliates receive compensation from the underlying mutual funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary underlying mutual funds than nonproprietary underlying mutual funds.

THE ANNUITY CONTRACTS

     We offer the following types of contracts:

     RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

  Depending on the terms of your employer’s plan, RA, and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.
  GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity: These are for voluntary tax-deferred annuity (TDA) plans.

  SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.
  Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

     Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

  Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

18 | Prospectus TIAA Access

     GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

  Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

     State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

     Tax Deferral. You or your employer can purchase these contracts in connection with a tax qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase the contract in a tax-qualified plan.

     Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

     Generally, we’ll issue a contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will generally invest the money in the default investment option determined by your employer until we receive your form. (Some employer plans may, however, require that we send such premiums back to the employer.) When the completed form arrives, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form.

TIAA Access Prospectus | 19

     If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

     Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer plan.

     We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any twelve-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

     In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

     You may allocate your premiums between the variable investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. You may also allocate premiums to the CREF variable annuity accounts, and, in some cases, certain mutual funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, the CREF annuity contracts, and particular mutual funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

You can change your allocation choices for future premiums

  by writing to our home office
  using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org or calling our Automated Telephone Service (24 hours a day) at 800 842-2252

     If you allocate premiums to an investment account, they purchase accumulation units in that investment account. You may change your allocation

20 | Prospectus TIAA Access

for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to us. Your employer plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

     What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

     In certain circumstances, we may be required to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

     The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

     We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying fund, though the accumulation unit value also reflects expense deductions from assets by TIAA. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the

TIAA Access Prospectus | 21

pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

     An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

     An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the shares in the investment account as of the
close of the valuation day (net asset value times number
of shares owned) excluding the net effect of
contractowners’ transactions (i.e., premiums received,
benefits paid, and transfers to and from the investment
account) made during that day; plus
		(ii):	investment income and capital gains distributed to the
investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting
from the operation of the investment account since the
previous valuation day.
(b)	equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’
transactions.

     Number of Accumulation Units. The number of your accumulation units in an investment account under your contract will be increased by:

  any premiums you allocate to that investment account; and
  any transfers you make to that investment account.

     The number of your accumulation units in an investment account under your contract will be decreased by:

  the application of any accumulations to provide any form of benefit; and
  any transfers from your account accumulation in that investment account to the fixed account or another investment account.

     The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

     To make a change to your investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you

22 | Prospectus TIAA Access

have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers,” below.

IF YOU NEED TO CANCEL

     Generally, you may cancel any RA, SRA, or GSRA contracts issued up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

     Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of you contract, as set forth below. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. Transfers and cash withdrawals are currently free.

     Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other annuitants.(See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

     If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS

     To request a transfer or to withdraw cash:

  write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206 call us at 800 842-2252 or
  for internal transfers, using the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org

TIAA Access Prospectus | 23

     You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

     There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

     You can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to mutual funds offered under the terms of your plan. Transfers to CREF accounts or to certain other options may be restricted by your employer’s plan. We reserve the right to limit these transfers to once per quarter per investment account.

     You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the mutual funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

     Accumulation that is transferred to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

     Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

     Generally you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA, or GRA, contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

     Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

24 | Prospectus TIAA Access

TRANSFERS FROM OTHER COMPANIES/PLANS

     Subject to your employer’s plan, you can usually transfer or rollover money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also rollover before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

     You may withdraw cash from your SRA or, GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10 percent penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

     Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

     You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

     One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

     We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

TIAA Access Prospectus | 25

WITHDRAWALS TO PAY PLAN CHARGES

     There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

     There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all annuitants. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund.

     We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

     In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

     Currently, the investment account corresponding to the following fund is subject to these restrictions: the TIAA-CREF Institutional International Equity Fund.

     To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the Separate Account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

26 | Prospectus TIAA Access

     If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

     We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

     To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate accounts. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

     Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

     Redemption Fees. The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

     Currently, you may not annuitize from any of your separate account investment. We intend that no later than December 31, 2007 you will be able to annuitize and receive an income stream from all or part of your separate account

TIAA Access Prospectus | 27

investment account accumulations. Participants in these accounts that wish to elect annuity income before this feature is added will have to transfer their assets from this separate account into either TIAA Traditional, TIAA Real Estate, or one of the CREF Variable Annuities (TIAA Real Estate and the CREF Variable Annuities are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2726) Unless you opt for a lifetime annuity, generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10 percent early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the Internal Revenue Code, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your separate
account investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your separate
account investment account accumulations
no later than December 31, 2007.

     Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

     Usually income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

     Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

     There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

28 | Prospectus TIAA Access

ANNUITY STARTING DATE

     Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you’ve picked. If something’s missing, we’ll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we were to receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we were to receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

     Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus contract. Ordinarily you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

     All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment account. The current options are:

  One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so that it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)
  Annuity for a Fixed Period: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)
  Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner.

There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds

TIAA Access Prospectus | 29

  Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.
  Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code minimum distribution requirements. (Some employer plans allow you to elect this option earlier — contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law.
  (The option is not available under all contracts.)

     You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This pay-out annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

     For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

     Receiving Lump Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10 percent of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100 percent) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

      If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s traditional annuity. If you’re married, we may assume for you a survivor annuity with half-benefit to annuity partner with a 10-Year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s traditional annuity.

TRANSFERS DURING THE ANNUITY PERIOD

     After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the

30 | Prospectus TIAA Access

separate account, from a CREF or TIAA account or TIAA’s traditional annuity, or the Real Estate Account or (ii) from a CREF account into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

     We’ll process your transfer on the business day we receive your request. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

     The amount of annuity payments we pay you or your beneficiary (annuitant) will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

     Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

     Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

     Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the Account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

TIAA Access Prospectus | 31

     The annuity factor will reflect interest assumed at the effective annual rate of 4 percent, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Annuitants bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

     The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that income change method under your contract.

     Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. In general, your payments will increase if the performance of the Account is greater than 4 percent and decrease if the value is less than 4 percent. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the Account will earn the 4 percent assumed investment return in the future.

     The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

     For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

     For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

     TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

     If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the

32 | Prospectus TIAA Access

contract on the valuation date when we receive all necessary information from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

     Payment under the single-sum payment method will be made as of the date we receive these items; payment under any other method of payment will start no later than the first day of the month after we have received these items.

     Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

     Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

     You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

     The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

     The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

     If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

TIAA Access Prospectus | 33

METHODS OF PAYMENT

     Methods of payment are the ways in which your beneficiary may receive the death benefit. The single-sum payment methods are available from your Traditional Annuity and investment account accumulations. The other methods are available from the Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

     You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

     A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

     Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

     The following are the methods of payment:

     Single-sum payment. The death benefit will be paid to your beneficiary in one sum.

     One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

     Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than 2 nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If

34 | Prospectus TIAA Access

your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

     Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

     The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	if the method chosen is the one-life annuity or the minimum distribution annuity, the age of your beneficiary.

     If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

     Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

     If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

     If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

TIAA Access Prospectus | 35

SPOUSE’S RIGHTS TO BENEFITS

     If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

  Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.
  Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

     Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

     If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

     In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

     Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent after the consent has been given.

36 | Prospectus TIAA Access

CHARGES

SEPARATE ACCOUNT CHARGES

     We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 2.00% of net assets of each investment account annually for accumulating contracts. The total separate account charges for payout annuities will not exceed 2.00% of net assets of each investment account annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

     Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations.

     Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

     TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

     Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

     If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

     Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisers are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

     No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TIAA Access Prospectus | 37

TAXES

     This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

     This Contract may be purchased only in connection with a tax qualified retirement plan under Internal Revenue Code Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

     During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

     Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $15,000 per year ($20,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,000 per year in a 403(b) plan ($23,000 per year if you are age 50 or older).

     The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2006 is the lesser of $15,000 ($20,000 if you are ago 50 or older) or 100% of “includable compensation” (as defined by law).

     Note that the dollar amounts listed above are for 2006; different dollar limits may apply in future years.

     Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

     Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan

38 | Prospectus TIAA Access

administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

     Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

     For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

     Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

  the payment is for expenses that are ordinary and necessary;
  the payment is made from a Section 401 or 403 retirement plan;
  your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and
  once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

     Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

     Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

TIAA Access Prospectus | 39

     Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

     To use the ATS, you need a touch-tone telephone. The toll free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

     We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

     Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

     Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

     Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

     Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

     Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

     Distribution: The distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (“NASD”). Services is a subsidiary of TIAA. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts.

     Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

40 | Prospectus TIAA Access

Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access Prospectus | 41

How to reach us

TIAA-CREF website
Account performance, personal account information and
transactions, product descriptions, and information about
investment choices and income options
www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances,
change allocations, transfer funds and verify credited
premiums
800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and
payments, and tax reporting
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and
life insurance
800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

For hearing- or speech-impaired participants
800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate
planning, planned giving and endowment management
888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

©2006 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	A11276 10/06

STATEMENT OF ADDITIONAL INFORMATION

TEACHERS INSURANCE AND
ANNUITY ASSOCIATION OF AMERICA

TIAA ACCESS

Individual and Group Tax-Deferred Variable
Annuity Contracts

Funded through
TIAA SEPARATE ACCOUNT VA-3

OCTOBER 2, 2006

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated October 2, 2006 (the “Prospectus”), for the Individual and Group Tax-Deferred Variable Annuity Contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing us at: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 223-1200. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

B-2	Variable Annuity Payments	B-3	Legal Matters
B-2	Statements and Reports	B-3	Experts
B-3	General Matters	B-3	Additional Information
B-3	State Regulation	B-3	Financial Statements

VARIABLE ANNUITY PAYMENTS

     The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

     Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments, by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid.

     The annuity factor will reflect interest assumed at the effective annual rate of 4 percent, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Annuitants bear no mortality risk under their contracts - actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for each variable investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

     Calculating annuity unit values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4 percent net annual rate of return and decrease if the net performance is less than a 4 percent net annual rate of return.

     For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

     For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

     TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

STATEMENTS AND REPORTS

     You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions immediately following the end of each calendar quarter.

     If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;
(2)	the number and dollar value of accumulation units in the variable investment accounts credited to the contractowner during the quarter and in total;
(3)	cash withdrawals from the variable investment accounts during the quarter; and
(4)	any transfers between the separate account’s variable investment accounts and the Traditional Annuity or Real Estate Account during the quarter.

     You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

B-2 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

     You are not permitted to assign the contract at any time prior to the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

     We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

     If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

     We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

     TIAA and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

     TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

     All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

     PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for TIAA for the fiscal year ended December 31, 2005. PwC is located at 300 Madison Avenue, New York, NY 10017-6204. The financial statements of TIAA at December 31, 2005 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     Ernst & Young LLP, independent registered public accounting firm, has audited TIAA’s statutory-basis financial statements at December 31, 2004 and for the year then ended, as set forth in their report (which contains an explanatory paragraph describing that TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles and that the effects of the variances between such bases of accounting on TIAA’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA statutory-basis financial statements) included in this SAI. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

     As described in Note 2 to TIAA’s audited financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

ADDITIONAL INFORMATION

     A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statementconcerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

     Audited financial statements of TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-3

Index to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory—Basis Financial Statements:
December 31, 2005
B-4	Report of Management Responsibility	B-9	Statements of Operations
B-5	Report of the Audit Committee	B-9	Statements of Changes in Capital and Contingency Reserves
B-6	Reports of Independent Auditors	B-10	Statements of Cash Flow
B-8	Statutory Statements of Admitted Assets, Liabilities and Capital and	B-11	Notes to Statutory—Basis Financial Statements
Contingency Reserves

Report of management responsibility

April 19, 2006

To the Policyholders of Teachers Insurance and Annuity Association of America:

     The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

     TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the acting Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

     The independent registered public accounting firm of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA for the year ended December 31, 2005 and Ernst & Young LLP for prior year ended December 31, 2004. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

     The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent accounting firm and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

by: /s/ Herbert M. Allison, Jr.	by: /s/ Russell G. Noles
Herbert M. Allison, Jr. Chairman, President and Chief Executive Officer	Russell G. Noles Vice President and Acting Chief Financial Officer

B-4 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Report of the audit committee

To the Policyholders of Teachers Insurance and Annuity Association of America:

     The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

     Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial audit firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

     The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the 2005 audited statutory-basis financial statements with statutory accounting principles.

     The discussion with PricewaterhouseCoopers LLP focused on their judgments concerning the quality and acceptability of the accounting principles as applied in the financial reporting practices followed by TIAA, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Board has received a written disclosure regarding such independence, as required by the Independence Standards Board.

     Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair
Donald K. Peterson, Audit Committee Member
Leonard S. Simon, Audit Committee Member
David F. Swensen, Audit Committee Member
Paul R. Tregurtha, Audit Committee Member

April 19, 2006

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-5

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

     We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2005, and the related statutory basis statements of operations, changes in capital and contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the year ended December 31, 2004, which are prepared on the basis of accounting described in Note 2, were audited by other independent auditors whose report dated April 20, 2005, expressed an adverse opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles in the United States of America, and expressed an unqualified opinion on the fair presentation of the financial statements in conformity with the basis of accounting described in Note 2.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the 2005 financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2005, or the results of its operations or its cash flows for the year then ended.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

     As discussed in Note 2 to the financial statements, on January 1, 2005, the Company adopted Statement of Statutory Accounting Principles No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities.

by: PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
April 19, 2006

B-6 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Report of independent registered public accounting firm

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

     We have audited the accompanying statutory-basis balance sheet of Teachers Insurance and Annuity Association of America (“TIAA”) as of December 31, 2004, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flow for the year then ended. These financial statements are the responsibility of TIAA’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. accounting generally accepted principles are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA at December 31, 2004, or the results of its operations or its cash flow for the year then ended.

     However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2004, and the results of its operations and its cash flow for the year then ended in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

/s/ Ernst & Young LLP

New York, New York
April 20, 2005

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-7

Statutory statements of admitted assets, liabilities
and capital and contingency reserves	Teachers Insurance and Annuity Association of America

	December 31,
(Dollars in millions, except share data)	2005	2004
ASSETS
Bonds	$121,863	$114,776
Mortgages	24,353	24,293
Real estate	1,618	1,707
Preferred stocks	1,295	1,288
Common stocks	3,813	3,722
Other long-term investments	6,700	5,648
Cash, cash equivalents and short-term investments	824	447
Investment income due and accrued	1,458	1,374
Separate account assets	11,651	8,310
Deferred federal income tax asset	963	1,024
Other assets	395	975
Total assets	174,933	163,564
LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance and annuities	$137,038	$130,798
Liability for deposit-type contracts	416	414
Contract claims	295	273
Dividends due to policyholders	2,180	2,214
Federal income taxes	1,215	674
Asset valuation reserve	3,049	2,744
Interest maintenance reserve	796	806
Separate account liabilities	11,651	8,310
Securities lending collateral	3,460	3,544
Other liabilities	1,641	2,610
Total liabilities	161,741	152,387
Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	13,189	11,174
Total capital and contingency reserves	13,192	11,177
Total liabilities, capital and contingency reserves	$174,933	$163,564

B-8	| Statement of Additional Information TIAA Access: TIAA Separate Account VA-3	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Statutory-basis statements of operations | Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(Dollars in millions)	2005	2004
REVENUES
Insurance and annuity premiums and other considerations	$10,863	$9,482
Annuity dividend additions	2,065	2,392
Net investment income	9,985	9,454
Total revenues	$22,913	$21,328
EXPENSES
Policy and contract benefits	$7,962	$6,832
Dividends to policyholders	3,860	4,113
Increase in policy and contract reserves	6,243	6,431
Operating expenses, net	458	433
Transfers to separate accounts, net	2,072	1,732
Other, net	117	121
Total expenses	$20,712	$19,662
Income before federal income taxes and net realized capital gains (losses)	$2,201	$1,666
Federal income tax expense	526	572
Net realized capital gains (losses) less capital gains taxes, after transfers to interest maintenance reserve	297	(554)
Net income	$1,972	$540

Statutory-basis statements of changes in capital and contingency reserves | Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
	2005	2004
CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income	$1,972	$540
Net unrealized capital gains on investments	497	751
Change in the asset valuation reserve	(305)	(455)
Change in net deferred federal income tax asset	110	267

Change in non-admitted assets:
Deferred federal income tax asset	(171)	(136)
Other	(107)	6
Cumulative effect of change in accounting principle	55	—
Change in contingency reserves as a result of reinsurance	(17)	(17)
Other, net	(19)	(20)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	2,015	936
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	11,177	10,241
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$13,192	$11,177

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS	TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information |	B-9

Statutory-basis statements of cash flow | Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
	2005	2004
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$10,860	$9,493
Miscellaneous income	72	195
Net investment income	9,932	9,393
Total Receipts	20,864	19,081
Policy and contract benefits	7,954	6,830
Dividends paid to policyholders	1,830	1,844
Operating expenses	591	740
Federal income tax (benefit)	(15)	(68)
Net transfers to separate accounts	2,068	1,727
Total Disbursements	12,428	11,073
Net cash from operations	8,436	8,008
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	17,386	20,595
Stocks	1,307	1,148
Mortgages and real estate	4,840	4,056
Miscellaneous proceeds	1,980	1,230
Cost of investments acquired:
Bonds	24,832	28,550
Stocks	1,276	1,542
Mortgages and real estate	4,544	4,699
Miscellaneous applications	2,532	1,959
Net cash from investments	(7,671)	(9,721)
CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(9)	—
Other cash provided (applied)	(379)	1,077
Net cash from financing and other	(388)	1,077
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	377	(636)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	447	1,083
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$824	$447

B-10 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)

Note 1—organization

     Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security. TIAA has 2,500 shares of class A common stock authorized, issued and outstanding. All of the outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder. As a result, all contingency reserves are held as special surplus funds solely to provide benefits in furtherance of the Company’s charter. Unless approved by the New York State Insurance Department (the “Department”), dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus as of the prior year end or the prior year’s net gain from operations, excluding realized gains. TIAA generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

     The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Department, a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

     The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2005	2004
Net Income, New York SAP	$1,972	$540
Difference in Reserves for:
Term Conversions	—	1
Deferred and Payout Annuities issued after 2000	395	413
Net Income, NAIC SAP	$2,367	$954
Contingency Reserves, New York SAP	$13,192	$11,174
Difference in Reserves for:
Term Conversions	8	8
Deferred and Payout Annuities issued after 2000	2,521	2,126
Contingency Reserves, NAIC SAP	$15,721	$13,308

Reconciliations of net income and contingency reserves:

Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

		Contingency
	Net Income	Reserves
New York SAP— as filed	$2,001	$13,220
Adjustment to Net Investment Income	(14)	(14)
Release of Unrealized Gain	—	(5)
Adjustment to Federal Income Taxes	5	5
Reclassification—Unrealized to Realized Capital Losses	(20)	—
Minimum Liability for Benefit Obligations	—	(17)
Audited Financial Statements	$1,972	$13,189

     Application of accounting pronouncements: In 2004, the Company adopted the statutory accounting guidance contained in SSAP No. 87, Capitalization Policy and INT 04-17: Impact of Medicare Modernization Act on Postretirement Benefits. These accounting changes were implemented as a change in accounting principle in order to conform to the provisions of the NAIC SAP, as adopted by the Department. These changes were effective as of January 1, 2004 and had no material effect on the Company’s financial statements. Note 11 contains additional information about the Medicare Modernization Act.

     Beginning January 1, 2005, the Company implemented SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46. As a result of this new guidance, the Company now records its equity investment in its investment subsidiaries based on audited GAAP equity. Previous statutory accounting guidance required the insurer to make statutory adjustments to convert GAAP equity to a statutory equity basis. As a consequence of this change, prepaid expenses and leasing commissions recorded as assets under GAAP, for investment subsidiaries that contain real estate, are now admitted and included on the balance sheet and is the primary effect of the implementation of SSAP No. 88. This is recorded as a $54.5 million increase to the Company’s net admitted assets and aggregate write-ins for special surplus funds.

     Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to finan-

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-11

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

cial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

     Under GAAP:

  The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;
  The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into investment income over the remaining life of the investment sold;
  Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;
  Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;
  Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;
  Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the audited GAAP equity or statutory surplus of the subsidiaries;
  Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;
  State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;
  For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;
  Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;
  Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;
  Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;
  Certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP;
  For purposes of calculating pension and post-retirement benefit obligations, active participants not currently vested would also be included in determining the liabilities.

     The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

     The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

     Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value except for loan-backed and structured securities, which are written down to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a write-down is recognized as a realized loss.

     Short-term investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not in default are stated at amortized cost using the interest method. Short-term investments in default are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

     Bonds: Bonds not backed by loans and not in default are stated at amortized cost using the interest method. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value determined by quoted market prices or an independent pricing service. For other-than-temporary im-

B-12 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

pairments, the cost basis of bonds is written down to fair value, recognized as realized losses.

     Loan-backed securities and structured securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

     Common stock: Unaffiliated common stocks are stated at fair value.

     Preferred stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

     Restricted common and preferred stocks: The Company does not have any restricted common or preferred stock.

     Repurchase agreements: The Company does not have any repurchase agreements outstanding.

     Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

     Real estate: Real estate occupied by the Company and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

     Wholly-owned subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

     Limited partnerships and limited liability companies: Investments in limited partnerships and limited liability companies are carried at the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

     Contract loans: Contract loans are stated at outstanding principal balances.

     Separate accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. The Company’s investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds, which are included in Common Stocks in the accompanying balance sheets, are stated at fair value.

     Securities lending: The Company has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral and requires a minimum of 102 percent of the fair value of the loaned securities. When securities are loaned, the Company receives additional income on the collateral and continues to receive income on the loaned securities. The Company may bear the risk of delay in recovery of, or loss of rights in, the loaned securities should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, the Company monitors the credit quality of its counter-parties.

Foreign currency transactions and translation:

Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

     Derivative instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-13

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 7.

     Non-admitted assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled $118 million and $110 million at December 31, 2005 and 2004, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the deferred federal income tax (“DFIT”) asset, furniture and fixtures, and various receivables, are also designated as non-admitted assets. The non-admitted portion of the DFIT asset was $3,177 million and $3,006 million at December 31, 2005 and 2004, respectively. The other non-admitted assets were $261 million and $217 million at 2005 and 2004, respectively. Included in the 2004 non-admitted amount is $54.5 million associated with the recording of the Company’s equity in its investment subsidiaries. In 2005 the Company implemented SSAP 88 and this amount became admitted. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

     Furniture and fixtures, equipment, leasehold improvements and computer software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

     Accumulated depreciation of EDP equipment and computer software was $241 million and $204 million at December 31, 2005 and 2004, respectively. Related depreciation expenses allocated to TIAA in 2005 and 2004 were $16 million and $14 million, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $228 million and $185 million at December 31, 2005 and 2004, respectively. Related depreciation expenses allocated to TIAA in 2005 and 2004 were $17 million and $5 million, respectively. In 2004, the Company adopted higher capitalization thresholds, starting at $1 million, and more uniform amortization periods as a part of implementing statutory guidance effective in 2004.

     Premium revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

     Policy and contract reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

     Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

     Dividends declared for the following year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (“Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

     Asset valuation reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2005 or 2004.

     Interest maintenance reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

     Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain prior year amounts in the financial statements have been reclassified to conform to the 2005 presentation. These reclassifications did not affect the total assets, liabilities, net income or contingency reserves previously reported.

Note 3—investments

     The disclosures below provide information grouped within the following asset categories: A) bonds, preferred and common stocks; B) mortgage investments; C) real estate investments; D) investment subsidiaries and affiliates; and E) other long term investments.

B-14 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

A. BONDS, PREFERRED STOCKS, AND COMMON STOCKS:

     The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

		Gross Unrealized		Estimated
	Cost**	Gains	Losses	Fair Value
2005
U.S. Government	$966	$33	$(6)	$993
All Other Governments	1,011	128	(2)	1,137
States, Territories & Possessions	964	201	(1)	1,164
Political Subdivisions of States,
Territories & Possessions	19	4	—	23
Special Rev. & Special Assessment,
Non-guaranteed Agencies
& Govt.	23,514	544	(306)	23,752
Public Utilities	4,860	323	(38)	5,145
Industrial & Miscellaneous	90,529	3,303	(1,051)	92,781
Total Bonds	121,863	4,536	(1,404)	124,995
Preferred Stocks	1,324	32	(50)	1,306
Common Stocks Unaffiliated	245	87	(32)	300
Common Stocks Affiliated***	3,513	—	—	3,513
Total Bonds and Stocks	$126,945	$4,655	$(1,486)	$130,114
2004
U.S. Government	$1,326	$83	$(1)	$1,408
All Other Governments	1,002	106	(1)	1,107
States, Territories & Possessions	964	200	(5)	1,159
Political Subdivisions of States,
Territories & Possessions	18	4	—	22
Special Rev. & Special Assessment,
Non-guaranteed Agencies
& Govt.	23,118	846	(165)	23,799
Public Utilities	4,667	427	(17)	5,077
Industrial & Miscellaneous	83,681	5,053	(627)	88,107
Total Bonds	114,776	6,719	(816)	120,679
Preferred Stocks	1,297	85	(24)	1,358
Common Stocks Unaffiliated	302	111	(3)	410
Common Stocks Affiliated***	3,312	—	—	3,312
Total Bonds and Stocks	$119,687	$6,915	$(843)	$125,759

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments. At December 31, 2005 and 2004, preferred stock non-admitted assets were $29 million and $10 million, respectively.
***	Also reported in Note 3D Subsidiaries and Affiliates.

IMPAIRMENT REVIEW PROCESS

     All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS, PREFERRED STOCKS AND COMMON STOCKS

     The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

		Gross
		Unrealized	Estimated
	Cost**	Loss	Fair Value
December 31, 2005
Less than twelve months:
Bonds	$41,291	$(899)	$40,392
Preferred Stocks	464	(36)	428
Common Stocks	28	(10)	18
Total less than twelve months	41,783	(945)	40,838
Twelve months or more:
Bonds	9,237	(505)	8,732
Preferred Stocks	113	(14)	99
Common Stocks	36	(22)	14
Total twelve months or more	9,386	(541)	8,845
Total—All bonds, preferred &
common stocks	$51,169	$(1,486)	$49,683

**      Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

		Gross
		Unrealized	Estimated
	Cost**	Loss	Fair Value
December 31, 2004
Less than twelve months:
Bonds	$16,378	$(350)	$16,028
Preferred Stocks	218	(24)	194
Common Stocks	56	(2)	54
Total less than twelve months	16,652	(376)	16,276
Twelve months or more:
Bonds	8,556	(467)	8,089
Preferred Stocks	20	—	20
Common Stocks	30	(1)	29
Total twelve months or more	8,606	(468)	8,138
Total–All bonds, preferred &
common stocks	$25,258	$(844)	$24,414
** Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

     For 2005, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (30%), mortgage-backed securities (20%), manufacturing (17%), finance (14%), services (4%), and other securities (15%). The preceding percentages were calculated as a percentage of the gross unreal-

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-15

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

ized loss. The Company held twenty-four securities where each had a gross unrealized loss greater than $5 million at December 31, 2005. Eleven of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below cost by 20% or more for twelve months or greater. Seven of these securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security.

     For 2004, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (33%), mortgage-backed securities (25%), manufacturing (9%), finance (9%), government (9%), and other securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held seventeen securities where each had a gross unrealized loss greater than $5 million at December 31, 2004. Ten of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below cost by 20% or more for twelve months or greater. All ten securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security.

SCHEDULED MATURITIES FOR BONDS

     The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2005, by contractual maturity, are shown below (in millions):

	Carrying	Estimated
	Value	Fair Value
Due in one year or less	$1,409	$1,418
Due after one year through five years	9,487	9,794
Due after five years through ten years	24,447	25,020
Due after ten years	28,516	30,395
Subtotal	63,859	66,627
Residential mortgage-backed securities	29,060	29,195
Commercial mortgage-backed securities	17,139	17,407
Asset-backed securities	11,805	11,766
Total	$121,863	$124,995

     Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

     Included in the preceding table are long-term bonds in or near default with an original par amount of $2,695 million that have been written down to a statutory carrying value of $972 million. The bonds are categorized based on contractual maturity as follows: $16 million due in one year or less, $78 million due after one year through five years, $220 million due after five years through ten years, $379 million due after ten years, $274 million of asset-backed securities and $5 million of commercial mortgage-backed securities.

BOND CREDIT QUALITY AND DIVERSIFICATION

     At December 31, 2005 and 2004, 93.8% and 93.0%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2005	2004
Residential mortgage-backed securities	23.9%	24.2%
Commercial mortgage-backed securities	14.1	13.1
Finance and financial services	12.4	12.3
Manufacturing	10.4	11.2
Asset-backed securities	9.7	9.9
Public utilities	6.4	5.7
Communications	4.5	4.6
Government	4.2	4.1
Oil and gas	3.4	3.8
Real estate investment trusts	2.7	2.3
Retail and wholesale trade	2.1	2.2
Other	6.2	6.6
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

     During 2005 and 2004, the Company acquired bonds and stocks through troubled debt restructurings with the book value aggregating $68 million and $75 million, of which $57 million and $21 million were acquired through non-monetary transactions, respectively. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required writedown is recognized as realized capital loss. During 2005 and 2004, the Company also acquired bonds and stocks through exchanges aggregating $2,134 million and $2,226 million, of which $1 million and $20 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value.

     Debt securities of $8 million and $7 million at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees, as required by law.

     The carrying values and estimated fair values of securities loaned, and the associated cash collateral received were as follows (in millions):

	Carrying	Fair	Cash
	Value	Value	Collateral
December 31, 2005	$3,250	$3,364	$3,460
December 31, 2004	$3,275	$3,441	$3,544

     For the years ended December 31, 2005 and 2004, the income generated from securities lending was $8 million and $9 million, respectively. For the years ended December 31, 2005 and 2004, the carrying amount of bonds and stocks denominated in a foreign currency was $3,195 million and $2,362 million, respectively. Bonds that totaled $1,024 million and $569 million at December 31, 2005 and 2004, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

     The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2005, the Company changed from the retrospective method to the

B-16 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

prospective method due to negative yields on specific structured securities totaling $84 million. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

B. MORTGAGE INVESTMENTS:

     The Company issues mortgages that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans. The coupon rates for commercial mortgages acquired during 2005 ranged from 4.55% to 8.50%.

     The Company also issues mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The coupon rate for mezzanine real estate loans acquired during 2005 ranged from 5.28% to 6.07%.

     For the years ended December 31, 2005 and 2004, the carrying value of mezzanine real estate loans was $637 million and $345 million, respectively.

MORTGAGE IMPAIRMENT REVIEW PROCESS

     The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages with impaired values at December 31, 2005 and 2004 have been written down to net realizable values based upon independent appraisals of the collateral, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2005	2004
Investment in impaired mortgages, with temporary
allowances for credit losses (at net carried value
plus accrued interest)	$—	$185
Related temporary allowances for credit losses	—	(30)
Investment in impaired mortgages, net of other-than-
temporary impairment losses recognized	92	358
Related write-downs for other-than-temporary impairments	(3)	(142)
Average investments in impaired mortgages	380	669
Interest income recognized on impaired mortgages during
the period	21	57
Interest income recognized on a cash basis during the
period	24	61

     The activity affecting the allowance for credit losses on mortgages was as follows (in millions):

	2005	2004
Balance at the beginning of the year	$30	$132
Provisions for losses charged against contingency reserves	—	55
Write-downs for other-than-temporary impaired assets
charged against the allowance	(23)	(132)
Recoveries of amounts previously charged off	(7)	(25)
Balance at the end of the year	$—	$30

     At December 31, 2005 and 2004, the aggregate carrying values of mortgages with restructured or modified terms were $197 million and $237 million, respectively. For the years ended December 31, 2005 and 2004, the investment income earned on such mortgages was $11 million and $16 million, respectively, which would have been approximately $17 million and $22 million, respectively, if they had performed in accordance with their original terms. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. At December 31, 2005 and 2004, the carrying values of mortgages held with interest more than 180 days past due, excluding accrued interest, were $0 and $34 million, respectively. Total interest due on mortgages with interest more than 180 days past due was $0 and $10 million, respectively. During 2005, the Company did not reduce the interest rate of outstanding loans.

MORTGAGE DIVERSIFICATION

     At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

	2005	2004
Property Type
Office buildings	38.0%	41.1%
Shopping centers	32.0	29.2
Industrial buildings	13.0	11.7
Mixed-use projects	7.1	7.6
Apartments	6.0	5.9
Hotel	3.2	3.7
Other	0.7	0.8
Total	100.0%	100.0%

	2005	2004
Geographic Region
Pacific	28.6%	27.4%
South Atlantic	23.7	23.5
North Central	15.4	15.3
Middle Atlantic	10.8	11.7
South Central	9.0	8.5
Mountain	6.0	6.8
New England	4.4	4.5
Other	2.1	2.3
Total	100.0%	100.0%

     At December 31, 2005 and 2004, approximately 21.8% and 20.8% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-17

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

SCHEDULED MORTGAGE MATURITIES

     At December 31, 2005, contractual maturities for mortgages were as follows (in millions):

Carrying
Value
Due in one year or less	$1,429
Due after one year through five years	9,392
Due after five years through ten years	12,116
Due after ten years	1,416
Total	$24,353

     Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

MORTGAGE—OTHER DISCLOSURES

     Mortgages that totaled $240 million and $571 million at December 31, 2005 and 2004, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

     For the years ended December 31, 2005 and 2004, the carrying value of mortgages denominated in foreign currency was $433 million and $537 million, respectively.

C. REAL ESTATE INVESTMENTS:

     The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the realizability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2005 and 2004 were $11 million and $1 million, respectively, and these amounts are included in the impairment table in Note 4. The 2005 other-than-temporary impairments were recorded on properties that were not expected to be held until recovery. At December 31, 2005 and 2004, TIAA’s directly owned real estate investments of $1,618 million and $1,707 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $188 million and $143 million, respectively.

REAL ESTATE DIVERSIFICATION

     At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

	2005	2004
Property Type
Office buildings	63.7%	70.9%
Mixed-use projects	15.8	15.3
Industrial buildings	17.1	8.9
Apartments	1.7	3.3
Land held for future development	1.5	1.5
Income-producing land underlying improved real estate	0.2	0.1
Total	100.0%	100.0%

	2005	2004
Geographic Region
South Atlantic	45.0%	44.7%
North Central	14.2	19.0
Pacific	11.0	10.6
Mountain	9.1	2.0
South Central	9.0	8.3
Other	8.1	0.0
Middle Atlantic	3.6	15.4
Total	100.0%	100.0%

     At December 31, 2005 and 2004, approximately 19.1% and 20.0% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

REAL ESTATE—OTHER DISCLOSURES

     Depreciation expense on directly owned real estate investments for the years ended December 31, 2005 and 2004, was $53 million and $52 million, respectively; the amount of accumulated depreciation at December 31, 2005 and 2004 was $245 million and $275 million, respectively.

     For the years ended December 31, 2005 and 2004, the amount of real estate property acquired via the assumption of debt or in satisfaction of debt was $113 million and $0.

     The Company does not engage in retail land sales operations.

D. SUBSIDIARIES AND AFFILIATES:

     TIAA’s investment subsidiaries and affiliates, which have been created for legal or other business reasons, are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc, TIAA Realty, Inc, WRC Properties, Inc, and 485 Properties, LLC. The Company’s share of net carrying values of investment subsidiaries and affiliates at December 31, 2005 and 2004 was $4,549 million and $4,488 million, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is reported as affiliated common stock or as other long-term investments. Other-than-temporary impairments of investment subsidiaries and affiliates for the years ended December 31, 2005 and 2004 were $94 million and $65 million, respectively. Most of the 2005 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and that were written down $85 million to an external appraisal value or estimated net sales price. Included in TIAA’s net investment income is income distributed from investment subsidiaries and affiliates of $286 million and $217 million for the years ended December 31, 2005, and 2004, respectively. As of December 31, 2005 and 2004, the net amount due from investment subsidiaries and affiliates was $20 million and $92 million, respectively. For the years ended December 31, 2005 and 2004, the capital contributions were $915 million and $870 million, and return of capital was $(1,209) million and $(719) million, respectively.

     TIAA’s only insurance subsidiary is TIAA-CREF Life, which became a direct wholly-owned subsidiary of TIAA as of December 31, 2005. At December 31, 2005 and 2004, the carrying

B-18 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

value of the Company’s equity in TIAA-CREF Life was approximately $321 million and $300 million, respectively. There was no impairment of the insurance subsidiary for the year ended December 31, 2005. No income from the insurance subsidiary was included in TIAA’s net investment income for the years ended December 31, 2005 and 2004, respectively. The company had net amounts due from the insurance subsidiary of $2 million and $6 million as of December 31, 2005 and 2004, respectively.

     TIAA’s operating subsidiaries primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), and TIAA Global Markets, Inc. (“TGM”), TIAA Advisory Services, LLC (“TAS”), and TIAA Realty Capital Management, LLC (“TRCM”) which are wholly-owned subsidiaries of TIAA Financial Services, LLC (“TFS”) a wholly-owned subsidiary of TIAA.

     The Company’s share of net carrying values of unconsolidated operating subsidiaries at December 31, 2005 and 2004 was $799 million and $714 million, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is reported as affiliated common stock or as other long-term investments. Other-than-temporary impairments of operating subsidiaries for the years ended December 31, 2005 and 2004 were $53 million and $11 million, respectively. The 2005 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered. Included in TIAA’s net investment income is income distributed from operating subsidiaries of $7 million and $5 million for the years ended December 31, 2005 and 2004, respectively. The Company had net amounts due from operating subsidiaries of $84 million and $7 million, as of December 31, 2005 and 2004, respectively. For the years ended December 31, 2005 and 2004, the capital contributions were $35 million and $595 million and return of capital was $(0) million and $(5) million, respectively.

     During 2005, the ownership of certain subsidiaries was realigned within TIAA. The fair value of assets transferred was $554 million with a recorded deferred gain of $150 million.

     TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. No principal or interest was outstanding as of December 31, 2005 and 2004. As of December 31, 2005 there were five drawdowns totaling $16 millions that were repaid by December 31, 2005. In October 2004, TIAA extended a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2005, there were eleven drawdowns totaling $233.5 million. For the year ended December 31, 2005, outstanding principal plus accrued interest totaled $27 million.

     Mutual funds: As of December 31, 2005 and 2004, TIAA’s investments in affiliated mutual funds totaled approximately $468 million and $440 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

E. OTHER LONG-TERM INVESTMENTS:

     The components of TIAA’s carrying value in other long-term investments at December 31, 2005 and 2004 were (in millions):

	2005	2004
Unaffiliated Other Invested Assets	$3,323	$2,365
Affiliated Other Invested Assets	2,631	2,630
Other Assets	729	653
Total other long-term investments	$6,683	$5,648

     Unaffiliated other invested assets are limited partnership investments in private equity funds and joint ventures. Affiliated other invested assets are subsidiaries and affiliates. Other assets consist primarily of contract loans, securities receivables, and derivatives. For the years ended December 31, 2005 and 2004, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $73 million and $428 million.

     For the years ended December 31, 2005 and 2004, other long-term investments denominated in foreign currency were $661 million and $531 million, respectively.

F. COMMITMENTS:

     The outstanding obligation for future investments at December 31, 2005, is shown below by asset category (in millions):

			In later	Total
	2006	2007	years	Commitments
Bonds	$80	$—	$7	$87
Mortgages	1,760	139	—	1,899
Real estate	36	60	5	101
Preferred stocks	—	—	—	—
Common stocks	318	6	28	352
Other long-term investments	1,324	692	951	2,967
Total	$3,518	$897	$991	$5,406

     The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

     In addition to the amounts in the above table, the Company is a limited partner in the Hines Development Fund Limited Partnership (the “Development Fund”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-19

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

Note 4—investment income and capital gains and losses

     Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in millions):

	2005	2004
Bonds	$7,519	$7,160
Mortgages	1,799	1,796
Real estate	278	293
Stocks	400	269
Other long-term investments	411	214
Cash, cash equivalents and short-term investments	23	35
Other	3	3
Total gross investment income	10,433	9,770
Less securities lending payments	(126)	(48)
Less investment expenses	(455)	(440)
Net investment income before amortization of net IMR gains	9,852	9,282
Plus amortization of net IMR gains	133	172
Net investment income	$9,985	$9,454

     Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $2 million and $14 million during 2005 and 2004, respectively.

     Future rental income expected to be received during the next five years under existing real estate leases (including subsidiaries and affiliates) in effect as of December 31, 2005 (in millions).

	2006	2007	2008	2009	2010
Future rental income	$436	$400	$351	$296	$254

     Realized capital gains and losses: The net realized capital gains (losses) on sales, redemptions and writedowns of investments for the years ended December 31, were as follows (in millions):

	2005	2004
Bonds	$64	$198
Mortgages	6	(74)
Real estate	283	13
Stocks	112	159
Other long-term investments	(39)	(485)
Cash, cash equivalents and short-term investments	(5)	2
Total before capital gains taxes and transfers to the IMR	421	(187)
Transfers to IMR	(124)	(367)
Capital gains taxes (See Note 10)	—	—
Net realized capital gains (losses) less capital gains taxes,
after transfers to the IMR	$297	$(554)

     Write-downs of investments resulting from other-than-temporary impairments, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2005	2004
Other-than-temporary impairments:
Bonds	$214	$277
Mortgages	20	105
Real estate	11	1
Stocks	121	46
Other long-term investments	93	428
Total	$459	$857

     The Company did not have any restructured mortgages during 2005, therefore there were no related losses recognized. During 2004, the Company recognized losses in the amount of $18 million on mortgages whose terms were restructured, which are included in the preceding table.

     Proceeds from sales of long-term bond investments during 2005, and 2004 were $5,354 million and $6,196 million respectively. Gross gains of $262 million and $448 million and gross losses, excluding impairments considered to be other-than-temporary, of $76 million and $41 million were realized on these sales during 2005 and 2004, respectively.

     Unrealized capital gains and losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31, were as follows (in millions):

	2005	2004
Bonds	$(317)	$170
Mortgages	12	78
Real estate	—	—
Stocks	60	74
Other long-term investments	741	427
Cash, cash equivalents & short-term investments	1	2
Total	$497	$751

Note 5—securitizations

     When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

     The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs since 2002. Advisory, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

B-20 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

     The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 1999 (in millions):

					Sensitivity Analysis of Key
					Assumptions used for Fair Value
Issue	Type of	Carrying	Estimated		10%	20%
Year	Collateral	Value	Fair Value		Adverse	Adverse
1999	Mortgages	$306	$319	(a)	$(2)	$(4)
2000	Bonds	46	65	(b)	(5)	(10)
2001	Bonds	305	340	(c)	(3)	(6)
2002	Bonds	27	25	(d)	(1)	(2)

     The key assumptions applied to the fair values of the retained interests on December 31, 2005 were as follows:

a)	The tranches are valued utilizing a discounted cash flow methodology. The key assumptions in the valuation is the current interpolated Treasury rate based on projected remaining average life of 1.49 years plus AAA CMBS credit spreads or swaps providing the discount factors. The AAA credit spread is supported by a pledge of the retained interest of each mortgage as the first loss position. A 10% and 20% inflation in the interpolated treasury rate results in discount yields ranging from 5.38% to 6.04%.

b)	The key assumption for the Class C Note is that fair value is conservatively estimated to equal book value. Fair value for Residual Interest was calculated by discounting the future cash flows of Residual Trust Interest at a discount factor of 11%.

c)	The tranches were valued using an independent third-party pricing service, except in the case of the Class LR security, which was valued based upon a discounted cash flow analysis. Cash flows were estimated assuming a 0 CPY prepayment scenario, except in the case of the interest-only Class X, for which a 100 CPY prepayment scenario was assumed. The key assumption in each security valuation was the credit spread over the applicable interpolated Treasury rate based on the projected remaining average life of the respective securities. Prior to the 10% and 20% inflations, spreads to interpolated Treasury rates for the securities ranged from 0.67% to 13.62%, resulting in discount yields ranging from 5.03% to 18.04%.

d)	The tranche was valued based upon a discounted cash flow analysis. Cash flows were estimated assuming a 0 CPY prepayment scenario. The key assumption in the security valuation was the credit spread over the interpolated Treasury rate based on the projected remaining average life. Prior to the 10% and 20% inflations, the spread to interpolated Treasury rate was 11.61%, and the discount rate was 16.00%.

Note 6—disclosures about fair value of financial

instruments

     The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2005 and 2004 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying	Estimated
	Value	Fair Value
	(In Millions)
December 31, 2005
Assets
Bonds	121,863	124,995
Mortgages	24,353	25,221
Common stocks	3,813	3,813
Preferred stocks	1,295	1,306
Cash, cash equivalents and short-term investments	824	824
Contract loans	638	638
Derivative Financial Instruments	82	77
Separate account assets	11,651	11,651
Liabilities
Teachers Personal Annuity-Fixed Account	2,132	2,132
Liability for deposit-type contracts	416	416
Derivative Financial Instruments	(374)	(549)
Separate account liabilities	11,651	11,651
December 31, 2004
Assets
Bonds	114,776	120,679
Mortgages	24,293	25,830
Common stocks	3,722	3,722
Preferred stocks	1,288	1,358
Cash, cash equivalents and short-term investments	447	447
Policy loans	566	566
Derivative Financial Instruments	7	32
Separate account assets	8,310	8,310
Liabilities
Teachers Personal Annuity-Fixed Account	2,160	2,160
Liability for deposit-type contracts	414	414
Derivative Financial Instruments	(619)	(785)
Separate account liabilities	8,310	8,310

     Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

     The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in millions):

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value
Publicly traded bonds	$92,179	$94,216	$83,300	$87,446
Privately placed bonds	29,684	30,779	31,476	33,233
Total bonds	$121,863	$124,995	$114,776	$120,679

     Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

     Common stocks, cash, cash equivalents, short-term investments and contract loans: The carrying values were considered reasonable estimates of their fair values.

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-21

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

     Preferred stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

     Teachers personal annuity—fixed account: The carrying values of the liabilities were considered reasonable estimates of their fair values.

     Commitments to extend credit or purchase investments: TIAA generally does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

     Insurance and annuity contracts: TIAA’s insurance and annuity contracts, other than the Teachers Personal Annuity—Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

     Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value of the contract.

     Derivative financial instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates from TIAA’s counterparties.

Note 7—derivative financial instruments

     The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

     Foreign currency swap contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value from the date they ceased to be effective according to accounting guidance. At December 31, 2005, the net unrealized losses from a foreign currency swap contract that do not qualify for hedge accounting treatment was $48 million.

     Foreign currency forward contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. At December 31, 2005, the net unrealized loss from foreign currency forward contracts that do not qualify for hedge accounting treatment was $3 million.

     Interest rate swap contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctu-ations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. At December 31, 2005, the net unrealized loss from interest rate swap contracts that do not qualify for hedge accounting treatment was $3 million.

     Interest rate cap contracts: TIAA purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. Interest rate cap contracts

B-22 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

are carried at fair value. There are no interest rate caps outstanding as of December 31, 2005.

     Credit default swap contracts: As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps to earn a premium by essentially issuing “insurance” to the buyer of default protection. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counter-party risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The Company also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. At December 31, 2005, the net unrealized loss from credit default swap contracts that do not qualify for hedge accounting treatment was $4 million.

     During 2005, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $3 million in assets. As of December 31, 2005 the net fair value of these derivatives was $2 million, which included $6 million of assets and $4 million of liabilities.

		2005			2004
		(In Millions)
			Carrying	Estimated		Carrying	Estimated
		Notional	Value	FV	Notional	Value	FV
Foreign currency swap contracts	Assets	1,128	75	51	36	6	6
	Liabilities	1,979	(342)	(507)	2,531	(556)	(703)
	Subtotal	3,107	(267)	(456)	2,567	(550)	(697)
Foreign currency forward contracts	Assets	138	6	6	7	1	1
	Liabilities	156	(23)	(26)	236	(63)	(67)
	Subtotal	294	(17)	(20)	243	(62)	(66)
Interest rate swap contracts	Assets	357	—	13	264	—	21
	Liabilities	409	(2)	(6)	458	—	(6)
	Subtotal	766	(2)	7	722	—	15
Interest rate cap contracts	Assets	—	—	—	74	—	—
	Liabilities	—	—	—	—	—	—
	Subtotal	—	—	—	74	—	—
Credit default swap contracts	Assets	398	1	7	194	—	4
	Liabilities	1,329	(7)	(10)	467	—	(9)
	Subtotal	1,727	(6)	(3)	661	—	(5)
Total Derivatives	Assets	2,021	82	77	575	7	32
	Liabilities	3,873	(374)	(549)	3,692	(619)	(785)
	Total	5,894	(292)	(472)	4,267	(612)	(753)

Note 8—separate accounts

     The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diver-sified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

     The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

     Other than the guarantees disclosed in Note 15, the Company does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are generally carried at fair value (directly held real estate is carried at appraised value).

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-23

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

     Information regarding separate accounts of the Company for the years ended December 31, is as follows (in millions):

	Non-guaranteed Separate Accounts
	2005	2004
Premiums and considerations	$2,946	$2,339
Reserves:
For accounts with assets at:
Fair value	11,475	8,161
Amortized cost	—	—
Total reserves	$11,475	$8,161
By withdrawal characteristics:
At fair value	$11,475	$8,161
Total reserves	$11,475	$8,161

     The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2005	2004
Transfers as reported in the Summary of Operations of the
Separate Accounts Statement:
Transfers to Separate Accounts	$3,089	$2,472
Transfers from Separate Accounts	1,018	740
Net transfers to or (from) Separate Accounts	$2,071	$1,732
Reconciling Adjustments:
Fund transfer exchange gain/loss	$1	$—
Transfers as reported in the Summary of Operations of the
Life, Accident & Health Annual Statement	$2,072	$1,732

Note 9—management agreements

     Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $981 million to its various subsidiaries and affiliates during 2005. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

     Services necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), which provide investment advisory, administrative and distribution services for CREF at an at-cost basis. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $729 million and $673 million in 2005 and 2004, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

     Advisors provides investment advisory services for VA-1, the Retail Funds, the Institutional Funds, the Life Funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for the Retail Funds, the Institutional Funds, the TIAA-CREF Life separate accounts and TFI.

     All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to REA’s actual expenses. Any differences between actual expenses and daily charges are adjusted quarterly.

Note 10—federal income taxes

     By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

     Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $(16) million and $8 million at December 31, 2005 and 2004, respectively. The affiliates that file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company	TIAA Fund Equities, Inc.
TIAA-CREF Enterprises, Inc.	T-Investment Properties Corp.
Dan Properties, Inc.	T-Land Corp.
JV Georgia One, Inc	WRC Properties, Inc.
Teachers Michigan Properties, Inc.	Rouse-Teachers Holding Co., Inc.
JV Minnesota One, Inc.	Rouse-Teachers Land Holdings, Inc.
JV North Carolina One, Inc.	TIAA-CREF Tuition Financing, Inc.
JWL Properties, Inc.	TIAA-CREF Trust Company, FSB
Liberty Place Retail, Inc.	T114 Properties, Inc.
MOA Enterprises, Inc.	ETC Repackaging, Inc.
ND Properties, Inc.	MOA Investors I, Inc.
Savannah Teachers Properties, Inc.	730 Texas Forest Holdings, Inc.
TCT Holdings, Inc.	TIAA Global Markets, Inc.
Teachers Advisors, Inc.	T-C Sports Co., Inc.
Teachers Boca Properties II, Inc.	730 Texas Forest Holdings II, Inc.
Teachers Pennsylvania Realty, Inc.	TIAA Board of Overseers
Teachers Personal Investors Service, Inc.

     TIAA reported a loss on its 2004 federal tax return and expects to report a tax loss for 2005 as a result of net operating losses primarily due to deductions for intangible assets and increases in policy and contract reserves. These reserve increases

B-24 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

will reverse over time, thereby increasing TIAA’s taxable income in future years.

     The provision for federal income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing the difference are as follows (in millions):

	For the Years Ended December 31,
	2005	2004
Net gain from operations	$2,201	$1,666
Statutory rate	35%	35%
Tax at statutory rate	770	583
Investment items	(139)	(176)
Consolidation and dividends from subsidiaries	(121)	(89)
Amortization of interest maintenance reserve	(47)	(60)
Adjustment to policyholder dividend liability	(12)	(43)
Accrual of contingent tax provision	564	629
Net operating loss carry forward utilized	(482)	(234)
Other	(7)	(38)
Federal income tax expense	$526	$572
Effective tax rate	23.9%	34.3%

     The components of the Company’s net deferred tax asset were as follows (in millions):

	2005	2004
Gross deferred tax assets	$4,141	$4,031
Gross deferred tax liabilities	(1)	(1)
Deferred tax assets, non-admitted	(3,177)	(3,006)
Net deferred tax asset, admitted	$963	$1,024

     The Company’s gross deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued. The Company has no deferred tax liabilities that have not been recognized.

     At December 31, 2005, the Company’s gross deferred tax asset of $4,141 million did not include any benefit from Net Operating Loss (“NOL”) carry forwards. Consistent with prior years, however, TIAA’s federal income tax return for 2005 will include a significant NOL carry forward as a result of tax deductions related to intangible assets. The NOL carry forward on TIAA’s 2005 federal income tax return is estimated to approximate $12.4 billion. These potential benefits from intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not considered in the Company’s gross deferred tax asset calculation. The Department concurred with this interpretation by the Company. The NOL carry forward for tax purposes expires between 2013 and 2020. The Company did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

     TIAA’s 1998 and 1999 tax returns representing the first years for which TIAA’s entire business operations were subject to federal income taxation, have been audited by the Internal Revenue Service (“IRS”). In April 2004, the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain of TIAA’s tax-basis annuity reserves.

     Should the IRS fully prevail in connection with its proposed adjustments, and by applying the same rationale to tax years subsequent to 1999, additional tax and interest due for the tax years 1998-2005 would amount to approximately $3.3 billion, of which $1.2 billion has already been accrued as of December 31, 2005. Of the $3.3 billion in potential taxes due, $3 billion would result from reserve deductions taken by the Company in earlier years that the IRS would instead spread throughout the annuitants’ payout periods, resulting in timing differences. The remaining $300 million would cause a permanent adjustment to the Company’s taxes. Should TIAA fully prevail, no tax will be due for 1998-2005, and the Company’s NOL as of December 31, 2005 would be $1.4 billion, before consideration of intangible asset deductions, and $12.4 billion when intangible deductions are included.

     The Company’s management filed a protest to the IRS’ adjustments in 2004, and entered into discussions with the IRS Appeals Division during 2005. The Company believes that its tax positions are supported by substantial authority, and will continue to contest these adjustments through IRS appeals and judicial procedures, as needed. The Company’s management believes that it will ultimately prevail to a significant degree. Nonetheless, the Company’s management believes that the circumstances surrounding the tax claim by the IRS meet the conditions that require the Company to establish a loss contingency for federal income taxes covering the years 1998-2005.

     Although the final resolution of the IRS’ asserted adjustments is uncertain, management’s current best estimate of the probable loss from this dispute with the IRS, given the current status of the tax claim, requires the Company to establish a contingent tax provision of $564 million as of December 31, 2005 in addition to the reserve of $629 million established as of December 31, 2004. The establishment of this contingent tax provision resulted in a charge against the Company’s 2004 and 2005 operations and resulted in a total tax accrual as of December 31, 2005 of $1.2 billion.

Note 11—pension plan and postretirement benefits

     Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

     TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $28 million, and $29 million 2005 and 2004, respectively. This includes supplemental contributions made to

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-25

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

company-owned annuity contracts under a non-qualified deferred compensation plan.

     In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2005, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2005	12/31/2004
Change in benefit obligation
Benefit obligation at beginning of period	$113	$81
Eligibility cost	3	3
Interest cost	5	5
Actuarial (gains) and losses	(14)	14
Benefits paid	(5)	(5)
Plan amendments	—	—
Special termination benefits	—	15
Benefit obligation at end of period	$102	$113
Fair value of assets	—	—
Funded status	$(102)	$(113)
Unrecognized initial transition obligation	5	6
Unrecognized net (gain) or loss	13	27
Accrued postretirement benefit cost	$(84)	$(80)

     TIAA is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (The Act). The obligation for postretirement benefits for 2005 includes a $16 million reduction resulting from The Act subsidy. The postretirement benefit obligation for non-vested employees was approximately $55 million at December 31, 2005 and approximately $55 million at December 31, 2004. TIAA allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $3 million, and $4 million for 2005 and 2004, respectively. The cost of postretirement benefits for 2005 includes a $2 million reduction resulting from The Act subsidy. In addition to these postretirement benefits, the statement of operations also includes special termination benefits related to a reduction in workforce of approximately $0 and $7 million for 2005 and 2004, respectively.

     The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2005	2004
Components of net periodic cost
Eligibility cost	$3	$3
Interest cost	5	5
Amortization of transition obligation	1	1
Recognition of net (gain) or loss	—	—
Net periodic cost	$9	$9

     The assumptions used by the Company to calculate the benefit cost and obligation in the year are as follows:

	Postretirement Benefits
	2005	2004
Weighted-average assumption
Discount rate for benefit costs	5.75%	6.25%
Discount rate for benefit obligations	5.50%	5.75%
Rate of increase in compensation levels	4.00%	4.00%
Medical cost trend rates	5.00–10.00%	5.00–9.00%
Immediate Rate	10.00%	9.00%
Ultimate Rate	5.00%	5.00%
Year Ultimate Rate Reached	2011	2009
Ultimate medical care cost trend rate after a five
year gradual decrease	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%

     The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2005	2004
One percentage point increase
Increase in postretirement benefit obligation	$10	$12
Increase in eligibility and interest cost	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)

Estimated future benefit payments

     The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2006	6
2007	6
2008	7
2009	7
2010	7
Total for 2011–2015	43

Medicare Part D Subsidy Receipts
2006	—
2007	—
2008	—
2009	—
2010	1
Total for 2011–2015	5

     The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

     The Company also provides an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

     The SERP provides a retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total

B-26 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts. The measurement date of the SERP liability is December 31, 2005.

     As of December 31, 2005, the accumulated benefit obligation totaled $48 million. The Company had an accrued pension cost of $31 million and an accrued additional minimum liability of $17 million. As of December 31, 2005, the projected benefit obligation for non-vested employees totaled $3 million.

     The plan obligations were determined based upon a discount rate of 5.50% and a rate of compensation increase of 5.0%. In accordance with Statement No. 89, only vested obligations are reflected in the funded status.

     The obligations of TIAA under this Plan are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2005, the SERP expense totaled $11 million.

     Future benefits expected to be paid by the plan are as follows (in millions):

1/1/2006 to 12/31/2006	$3	*
1/1/2007 to 12/31/2007	$3
1/1/2008 to 12/31/2008	$3
1/1/2009 to 12/31/2009	$3
1/1/2010 to 12/31/2010	$3
1/1/2011 to 12/31/2015	$17
* Includes any payments for prior periods not recorded prior to 1/1/2006.

Note 12—policy and contract reserves

     Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

     For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $.3 million and $.4 million at December 31, 2005 and December 31, 2004, respectively.

     For retained assets, an accumulation account issued from the proceeds of life insurance policies, reserves held are equal to the total current account balances of all account holders.

     The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

     In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 88% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

     Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31, are as follows (in millions):

	2005		2004
	Amount	Percent	Amount	Percent
Subject to Discretionary
Withdrawal
At fair value	$11,475	7.7%	$8,161	5.9%
At book value without
adjustment	24,536	16.5%	22,974	16.5%
Not subject to discretionary
withdrawal	112,379	75.8%	107,770	77.6%
Total (gross)	148,390	100.0%	138,905	100.0%
Reinsurance ceded	—		—
Total (net)*	$148,390		$138,905

     Annuity reserves and deposit-type contact funds and other liabilities without life or disability contingencies for the year ended December 31, are as follows (in millions):

	2005	2004
General Account:
Total annuities (excluding supplementary contracts with life)	$136,250	$130,078
Supplementary contracts with life contingencies	249	252
Deposit-type contracts	416	414
Subtotal	136,915	130,744
Separate Accounts:
Annuities	11,475	8,161
Total	$148,390	$138,905

     For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

     Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.0%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.5% interest.

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-27

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	continued

     Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

     The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $.2 million and $.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2005 and December 31, 2004, respectively. As of December 31, 2005 and December 31, 2004, TIAA had $2.7 billion and $1.35 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $23.8 million and $6.3 million at December 31, 2005 and December 31, 2004, respectively.

     For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 13–reinsurance

     During 2005 and 2004, the Company entered into retrocession agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and a combination of coinsurance and modified coinsurance arrangements. The agreements aggregated $164 million and $32 million of assumed premiums at December 31, 2005 and 2004, respectively. Modified coinsurance reserves totaled $138 million and $3 million at December 31, 2005 and 2004, respectively. Increase in policy and contract reserves totaled $27 million and $28 million at December 31, 2005 and 2004, respectively. Funds withheld totaled $11 million at December 31, 2005.

     In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in millions):

	For the Years Ended December 31,
	2005	2004

Insurance and annuity premiums	$38	$337
Policy and contract benefits	109	120
Increase in policy and contract reserves	18	194
Policy and contract reserves	890	909

Note 14–commercial paper program

     TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company issued commercial paper twenty-six times during 2005 for a total of $2.5 billion. As of December 31, 2005 and 2004, the Company had no outstanding obligations.

     The Company maintains a $1 billion committed and unsecured 5-year revolving line of credit with a group of banks to support the commercial paper program. This line of credit has not been utilized.

Note 15–contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

     TGM, an indirect wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2005, TGM had $2,249 million of outstanding debt and accrued interest.

     The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2004 under this agreement. TIAA-CREF Life maintains a $100 million unsecured 364-day revolving line of credit arrangement with TIAA. As of December 31, 2005, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps per annum on the undrawn amount. During 2005, there were sixty-eight drawdowns totaling $216.4 million that were repaid by December 31, 2005. As of December 31, 2005, outstanding principal plus accrued interest was $0.

     The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1 billion uncommitted

B-28 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America
Notes to statutory-basis financial statements	December 31, 2005 (dollars in millions)	concluded

line of credit to CREF, the Retail Funds and the Institutional Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of TIAA, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.75 billion committed credit facility that is maintained with a group of banks.

     The Company has provided a letter of credit, not to exceed $1 million, for it’s subsidiary, TFI, in association with the State of California termination of their 529 Plan with the Company. The letter of credit is to be accessed only if TFI does not take all reasonable steps and render all assistance that may reasonably be required to facilitate a smooth transition of account data and information in its account management system.

     Separate account guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

     The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value. No amounts have been accrued under these guarantees at year-end.

     Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2005, the future minimum lease payments are estimated as follows (in millions):

Year	Amount
2006	$35
2007	33
2008	33
2009	19
2010	16
Thereafter	18
Total	$154

     Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2005 and 2004 was approximately $24 million and $9 million, respectively.

     TIAA transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York to 750-485 Fee Owner LLC, an entity formed by SL Green Corp, on July 28, 2004. TIAA has leased and continued to operate the properties after closing pursuant to a Master Lease, which expired on December 31, 2005. The deposit method of accounting required that the Company defer recognition of the gains from disposition of these properties until expiration of the lease. At December 31, 2005 the Company recognized the gain of $237 million on the sale.

     The Company’s lease obligation under the Master Lease was $30 million and $32 million for the year 2005 and 2004, respectively. Sublease rental income was $14 million and $13 million for the years 2005 and 2004, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

     In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the opinion of TIAA’s management that such indemnities do not materially affect the Company’s financial position, results of operations or liquidity.

     Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 16—subsequent events

     In January 2006, TGM issued $500 million of senior notes due in 2011. This debt is rated AAA by Standard & Poor’s Rating Services, Aaa by Moody’s Investors Services, Inc., and AAA by Fitch Ratings, and is guaranteed by TIAA.

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-29

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A11267 10/06